ADMINISTRATIVE SERVICES AGREEMENT by and between ALLSTATE LIFE INSURANCE COMPANY and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA Effective as of June 1, 2006 NYB 621298.28 03340 00004

ADMINISTRATIVE SERVICES AGREEMENT This ADMINISTRATIVE SERVICES AGREEMENT (this“effective as of June 1, 2006, (the“ Date”) is entered into by and between ALLSTATE LIFE INSURANCE COMPANY, an Illinois domiciled stock life insurance company (the “Company”), and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey life insurance company, (the“ RECITALS: WHEREAS, the Company, Allstate Life Insurance Company of New York, a New York domiciled stock life insurance company, The Allstate Corporation, a Delaware corporation, the Administrator and Prudential Financial, Inc., a New Jersey corporation have entered into a Master Transaction Agreement dated as of March 8, 2006 (the “ Transaction Agreement”) which provides for, among other things, the Company and the Administrator to enter into this Agreement; and WHEREAS, pursuant to the Indemnity Reinsurance Agreement entered into between the Company and the Administrator, dated as of the date hereof (the“ Indemnity Reinsurance Agreement”) the Administrator has agreed to indemnify the Company for, among other things, (i) on a coinsurance basis, one hundred percent (100%) of the General Account Liabilities of the Company, the General Account Reinsured Liabilities and the Purchaser Extra Contractual Liabilities and (ii) on a modified coinsurance basis, one hundred percent (100%) of the Separate Account Liabilities of the Company and Separate Account Reinsured Liabilities (capitalized terms used herein and not defined herein, unless otherwise indicated, having the respective meanings assigned to them in the Master Transaction Agreement or the ALIC Indemnity Reinsurance Agreement); and WHEREAS, pursuant to the Transition Services Agreement entered into between the Company and the Administrator, dated as of the date hereof, (the “ Services Agreement”) the Company has agreed to provide the Administrator and its Affiliates, certain services in respect of the ALIC Contracts, the ALIC Separate Accounts, the Reinsured Contracts (as hereinafter defined) and the Assumed Liabilities Services Agreements; and WHEREAS, the Company wishes to appoint the Administrator to provide certain administrative services with respect to the VA Contracts issued by the Company (the “ Contracts” and the Company’s Separate Accounts (the “ Separate Accounts”) and the Administrator desires to provide such administrative services; and WHEREAS, the Company wishes to appoint the Administrator to provide certain administrative services with respect to the Reinsured Contracts, the CG Life Separate Accounts, the AML Separate Accounts and the Lincoln Separate Accounts as a sub-contractor of the Company pursuant to the Assumed Liabilities Services Agreements, and the Administrator desires to provide such administrative services; NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, the parties hereto agree as follows: NYB 621298.28 03340 00004

ARTICLE I AUTHORITY; RETAINED SERVICES Section 1.1. ALIC Contracts and ALIC Separate Accounts Subject to Sections 1.4 and 1.5, the Company hereby appoints the Administrator, and the Administrator hereby accepts appointment, to provide as an independent contractor of the Company, from and after the Closing Date, on the terms as set forth in this Agreement, all administrative services necessary or appropriate with respect to the ALIC Contracts and the ALIC Separate Accounts, including those set forth in this Agreement and on Schedule A, other than the Retained Services (defined below) (the“ Services”) Section 1.2. Reinsured Contracts Subject to Sections 1.4 and 1.5, the Company hereby appoints the Administrator, and the Administrator hereby accepts appointment, to provide as an independent subcontractor of the Company, from and after the Closing Date, all administrative services contemplated to be performed by the Company pursuant to the Assumed Liabilities Services Agreements (such services, together with the services set forth in Section 1.1, the“ Services” and together with the ALIC Services, the“ Services”) Section 1.3. Violations of Applicable Law Notwithstanding any other provision of this Agreement to the contrary, the Company shall have the right to direct the Administrator to perform any action necessary for the ALIC Contracts, the ALIC Separate Accounts, the Reinsured Contracts or the Reinsured Separate Accounts or the administration thereof to comply with Applicable Law, or to cease performing any action that constitutes a violation of Applicable Law to the extent such action, inaction or administration is within the control of the Administrator, taking into account the recommendations of the Administrator provided to the Company hereunder, which the Company shall only reject in good faith and in light of the intent of the parties to and the stated purposes of the Master Transaction Agreement, the Ancillary Agreements and this Agreement. The Administrator shall have the right to direct the Company to perform any action necessary for the ALIC Contracts, the ALIC Separate Accounts, the Reinsured Contracts or the Reinsured Separate Accounts or the administration thereof to comply with Applicable Law, or to cease performing any action that constitutes a violation of Applicable Law in either case to the extent such action, inaction or administration constitutes a Retained Service. Section 1.4. Provision of Administrative Services Subject to Transition Services Agreement The parties hereby agree that to the extent any Administrative Service is provided by the Company pursuant to the Transition Services Agreement, the Administrator shall have no obligation to provide such Administrative Service pursuant hereto until the Company’s obligation to provide such Administrative Service pursuant to the Transition Services Agreement has terminated in accordance with the terms of such agreement. Section 1.5. Retained Services The parties hereby agree that, notwithstanding anything herein to the contrary, the Company shall, for the term of this Agreement continue to provide on its own behalf (i) those administrative services necessary or appropriate with respect to the ALIC Contracts, the ALIC Separate Accounts, the Reinsured Contracts and the Assumed NYB 62129828 03340 00004

Liabilities Services Agreements that are reasonably determined by the Administrator to be required under Applicable Law to be performed by the Company and (ii) the preparation of accounting reports, tax returns, guaranty fund reports, actuarial reports and other reports and certifications contemplated in Articles XI and XII, in each instance based on information provided by the Administrator as contemplated therein (collectively, the“Services”) in each case, in accordance with Applicable Law, and that the Administrator shall have no obligation to provide such services. ARTICLE II STANDARD FOR SERVICES; FACILITIES; SUBCONTRACTING, ETC Section 2.1. Standard for Services The Administrator shall provide the Administrative Services in all material respects in accordance with the terms of the ALIC Contracts, the Reinsured Contracts and their respective registration statements. In addition, the Administrator shall provide the Administrative Services (i) in accordance with the applicable terms of this Agreement, (ii) in compliance with Applicable Law, (iii) in a professional, competent and workmanlike manner at substantially the same standards of performance consistent with the actual performance and service level of such services as provided by the Company pursuant to the Transition Services Agreement during the twelve (12) months immediately prior to the Data/Systems Migration measured month-to-month and (iv) in compliance, in all material respects, with all other Material Contracts applicable to the administration of the VA Business and the Reinsured Business, to the extent in compliance with Applicable Law. Section 2.2. Facilities and Personnel The Administrator shall at all times maintain sufficient facilities and trained personnel of the kind necessary to perform its obligations under this Agreement in accordance with the performance standards set forth herein. Section 2.3. Subcontracting Subject to any consents required under the Material Contracts as set forth in Schedule 2.3, the Administrator may subcontract for the performance of any Administrative Service with respect to the ALIC Contracts or the ALIC Separate Accounts or the Assumed Liabilities Services Agreements to another Person (the“ provided that the Administrator shall provide the Company with reasonable advance written notice of its intention to subcontract to an unaffiliated third party; provided further, that no such subcontracting shall relieve the Administrator from any of its obligations or liabilities hereunder, and the Administrator shall remain responsible for all obligations or liabilities of such Subcontractor with respect to the providing of such service or services as if provided by the Administrator. Section 2.4. Obligations of the Company under the Assumed Liabilities Services Agreement The Company shall take such actions and refrain from taking such actions under the Assumed Liabilities Services Agreements as directed by the Administrator, provided that such direction is in accordance with the terms of this Agreement. Section 2.5. Independent Contractor FOr all purposes hereof, except as explicitly set forth herein, the Administrator shall at all times act as an independent contractor and the Administrator and its Affiliates, on the one hand, and the Company its Affiliates, on the other 3 NYB 62~298.28 03340 00004 hand, shall not be deemed an agent, lawyer, employee, representative, joint venturer or fiduciary of one another, nor shall this Agreement or the Administrative Services or any activity or any transaction contemplated hereby be deemed to create any partnership or joint venture between the parties or among their Affiliates. Section 2.6. Limitation on Services The Administrator shall be excused from any failure to meet the standards set forth in Section 2.1 or Schedule A attached hereto or to perform any of its other obligations hereunder to the extent such failure is not due to any fault of the Administrator or any Subcontractor but to the extent due to a breach by the Company or any Affiliate of the Company of this Agreement, the Master Transaction Agreement, the Transition Services Agreement or any of the agreements contemplated hereby or thereby, or a breach by any party to the Assumed Reinsurance Agreements or the Assumed Liabilities Services Agreements, other than the Administrator, any Subcontractor or any Affiliate of the Administrator. Section 2.7. Disaster Recovery For as long as Administrative Services are provided hereunder the Administrator shall, and shall cause its Affiliates to maintain backup, business continuation and disaster recovery plans substantially similar to such plans as are in effect on the date hereof (or other substantially similar backup, business continuation and disaster recovery plans that are no less protective than those plans maintained and implemented by the Administrator or its Affiliates for services that are analogous to the Administrative Services) Section 2.8. Disclaimer of Warranties NO WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, ARE MADE OR CREATED, AMONG THE PARTIES, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT OF ANY SOFTWARE OR HARDWARE USED HEREUNDER, WARRANTIES AS TO THE OPERABILITY OF ANY SOFTWARE OR THAT ANY SOFTWARE DOES NOT CONTAIN ANY HARMFUL COMPONENTS, AND ANY WARRANTIES ARISING FROM COURSE OF DEALING, COURSE OF PERFORMANCE OR TRADE USAGE. ARTICLE III UNDERWRITING From and after the Effective Date, subject to Section 1.3, the Administrator shall assume the obligations set forth below: (i) The Administrator may issue Post-Closing VA Contracts (other than those issued through the Company’s Independent Channel) in the name of the Company utilizing the same forms and the same prospectuses in use for the Pre-Closing VA Contracts, as such forms and prospectuses may be amended from time to time or, with respect to the Financial Institution Channel, utilizing such forms and prospectuses as may be substituted for such in-use forms and prospectuses, in either case in accordance with the terms of this Article III. 4 NYB 62129828 03340 00004

(ii) The Administrator may issue Post-Closing VA Contracts (including those issued through the Company’s Independent Channel) in the name of the Company as required to replace or remediate Pre-Closing VA Contracts in order to comply with Applicable Law or Order. (iii) The Administrator may recommend to the Company amendments to the products, benefits, forms and prospectuses in use for the Pre-Closing VA Contracts and Post-Closing VA Contracts and, in addition, with respect to the Financial Institution Channel, recommend the introduction of new products, benefits, forms, prospectuses, withdrawals of existing products, benefits, forms and prospectuses and, at the direction of the Company, the agreement of the Company not to be unreasonably withheld, make such introductions, withdrawals, amendments or substitutions on behalf of the Company. In addition, the Administrator and the Company agree that the terms and conditions set forth on Schedule 3(iii) shall apply to Post- Closing VA Contracts issued as Revised Product in accordance therewith. (iv) The Administrator shall assume all responsibility for (a) the provision of all applications and other contractholder materials to agents and persons seeking to apply for Post-Closing VA Contracts, (b) all underwriting necessary or appropriate with respect to such applicants pursuant to the underwriting guidelines utilized by the Company as of the Effective Date and provided to the Administrator, or as may be otherwise agreed by the parties, (c) the processing of underwriting-related transactions and (d) the issuance of Post-Closing VA Contracts. (v) The Administrator shall or shall cause the outside law firm retained pursuant to Section 8.4 or other person to notify the Company of all revisions to the ALIC Contracts and Reinsured Contracts that are required by such changes in Applicable Law and shall, at the direction of the Company, prepare and provide to Contractholders all such revisions to the ALIC Contracts and Reinsured Contracts to be made by the Company. (vi) The Administrator may make recommendations to the Company as to Fund options for the ALIC Separate Accounts or Reinsured Separate Accounts from and after the Effective Date and the Company shall not unreasonably reject such recommendations, but the Administrator will not change Fund options for the ALIC Separate Accounts or Reinsured Separate Accounts from and after the Effective Date unless such changes are made: (a) with the prior written consent of the Company, such consent not to be unreasonably withheld, (b) in fulfillment of the fiduciary obligations of the Company or (c) by the Board of Trustees of an unaffiliated Fund to liquidate, merge or remove a Fund pursuant to the terms of the then-existing fund participation agreements or through a regulatory process. If the Administrator makes a change in the ALIC Contracts or Reinsured Contracts or the ALIC Separate Accounts or Reinsured Separate Accounts in connection with the change of a Fund 5 N?B 621298.28 03340 00004 option as permitted above, the Administrator shall, at its own expense, prepare for signature by the Company and transmit on behalf of the Company to the appropriate Governmental Authority any SEC exemptive application, no-action letter or other regulatory filing necessary to reflect or implement such change. (vii) The Company shall take all actions necessary to execute amendments to the ALIC Contracts or the Reinsured Contracts, prepared from time to time by the Administrator to the reasonable satisfaction of the Company to conform such policies to the extent required by any changes in Applicable Law. The authority of the Administrator hereunder to issue Post Closing VA Contracts (other than pursuant to (ii) above) shall terminate (A) on April 30, 2007 with respect to the Allstate Proprietary Channel, (B) on April 30, 2007 with respect to the Allstate Broker-Dealer Channel and (C) on April 30, 2009 with respect to the Financial Institution Channel, in each case as regards applications for the issuance of Post Closing VA Contracts dated on or after such date and, in each case, subject to any earlier date of termination or extension as set forth in Schedule 3(iii) or in any other Ancillary Agreement, as applicable. ARTICLE IV COLLECTIONS Section 4.1. Collection Services From and after the Effective Date and subject to Section 1.3, the Administrator shall assume all responsibility for the receipt and processing of all deposits and Contract Loan repayments with respect to the ALIC Contracts and the Reinsured Contracts and the allocation of such amounts between the General Account of ALIC and the ALIC Separate Accounts or the Reinsured Separate Accounts, as applicable. The Administrator shall also deduct all Separate Account Charges. The Company shall promptly remit to the Administrator any such amounts received by it with respect to the ALIC Contracts and the Reinsured Contracts and the Assumed Liabilities Services Agreements. ARTICLE V CLAIMS HANDLING Section 5.1. Claim Administration Services From and after the Effective Date, subject to Section 1.3, the Administrator shall acknowledge, consider, review, investigate, deny, settle, pay or otherwise dispose of each claim for benefits and disbursements reported under each ALIC Contract (each, a“and collectively the “Claims”). Section 5.2. Description of Claim Administration Services Without limiting the foregoing, the Administrator shall: (i) provide claimants under the ALIC Contracts and their authorized representatives (collectively,“with Claim forms and provide reasonable explanatory guidance to Claimants in connection therewith; 6 NYB 621298.28 03340 00004

(ii) establish, maintain and organize Claim files and maintain and organize other Claims-related records; (iii) review all Claims and determine whether the Claimant is eligible for benefits and if so, the nature and extent of such benefits; (iv) prepare and distribute to the appropriate recipients and Governmental Entities any reports relating to periods following or including the Effective Date as required by Applicable Law; (v) respond to all written or oral Claims-related communications that the Administrator reasonably believes to require a response; (vi) maintain a complaint log with respect to the ALIC Contracts in accordance with applicable requirements of Governmental Entities and provide a copy of such log, continuously updated through the last day of each calendar quarter during the term of this Agreement, to the Company on or before the twentieth (20) Business Day of each calendar quarter covering changes during the preceding calendar quarter; and (vii) respond to and manage any Claims-related matters pursuant to Article VI. ARTICLE VI REGULATORY AND LEGAL PROCEEDINGS Section 6.1. Regulatory Complaints and Proceedings From and after the Effective Date, but subject to Section 1.3, the Administrator shall, to the extent known to the Administrator: (i) to the extent permitted by Applicable Law and the applicable Governmental Entity, and subject to the procedures set forth in Section 10.02 of the Master Transaction Agreement regarding Third Party Claims, respond to any Claims payment related complaints or inquiries made by any Governmental Entity with respect to the ALIC Contracts relating to periods following or including the Effective Date within the Governmental Entity’s requested time frame for response or, if no such time frame is provided, within the time frame as allowed by Applicable Law, and promptly provide a copy of such response to the Company; (ii) promptly notify the Company of any non-Claims payment related complaints or inquiries initiated by a Governmental Entity on or after the Effective Date with respect to the ALIC Contracts or the Reinsured Contracts, and of any proceedings (either Claims or non-Claims related) initiated by a Governmental Entity on or after the Effective Date with respect to the ALIC Contracts or the Reinsured Contracts, and with respect to periods following or including the Effective Date to the extent permitted by Applicable Law and to the extent not related to the Retained 7 NYB 621298.28 03340 00004

Services, prepare and send to the Governmental Entity, with a copy to the Company, a response within the Governmental Entity’s requested time frame for response or, if no such time frame is provided, within the time frame as allowed by Applicable Law; provided that, subject to meeting such time frames, the Administrator shall provide such response to the Company for its prior review and comment; (iii) subject to the procedures set forth in Section 10.02 of the Master Transaction Agreement regarding Third Party Claims, supervise and control the investigation, contest, defense andlor settlement of all complaints, inquiries and proceedings by Governmental Entities with respect to the ALIC Contracts relating to periods following or including the Effective Date at its own cost and expense, and in the name of the Company when necessary; and (iv) at the Company’s request, provide to the Company a report in a form mutually agreed by the parties summarizing the nature of any such complaints, inquiries or proceedings by Governmental Entities relating to periods following or including the Effective Date and matters that are under the supervision and control of the Administrator, the alleged actions or omissions giving rise to such complaints, inquiries or proceedings and copies of any files or other documents that the Company may reasonably request in connection with its review of these matters. Section 6.2. Legal Proceedings The Administrator shall: (i) notify the Company promptly of any lawsuit, action, arbitration or other dispute resolution proceedings to the extent known to the Administrator that are instituted or threatened with respect to any matter relating to the ALIC Contracts relating to periods following or including the Effective Date( Proceeding(s)” or the Reinsured Contracts within such time as to permit timely response by the Company and in no event more than ten (10) Business Days after receipt of notice thereof; (ii) subject to the procedures set forth in Section 10.02 of the Master Transaction Agreement regarding Third Party Claims, supervise and control the investigation, contest, defense and/or settlement of all Legal Proceedings at its own cost and expense, and in the name of the Company when necessary; and (iii) keep the Company fully informed of the progress of all Legal Proceedings handled by the Administrator in which the Company is named a party and, at the Company’s request, provide to the Company a report summarizing the nature of such Legal Proceedings, the alleged actions or omissions giving rise to such Legal Proceedings and copies of any files or other documents that the Company may reasonably request in connection with its review of these matters, in each case other than such files, documents 8 NYB 621298.28 03340 00004 and other information as would, in the judgment of counsel to the: Administrator, lead to the loss or waiver of legal privilege. Section 6.3. Notice to Administrator The Company shall give prompt notice to the Administrator of any Legal Proceeding made or brought against the Company after the Closing Date arising under or in connection with the ALIC Contracts or the Reinsured Contracts, to the extent known to it and not made against or served on the Administrator or a Subcontractor as administrator hereunder within such time as to permit timely response by the Administrator, and in no event more than ten (10) Business Days after receipt of notice thereof, and shall promptly furnish to the Administrator copies of all pleadings in connection therewith. The Administrator shall assume the defense of the Company with respect to all Legal Proceedings. Section 6.4. Master Transaction Agreement Notwithstanding anything to the contrary herein, none of the provisions of this Article VI shall be a limitation on the provisions of Sections 10.01 and 10.03 of the Master Transaction Agreement. ARTICLE VII SEPARATE ACCOUNT ADMINISTRATIVE SERVICES Without limiting the generality of any of the foregoing, from and after the Effective Date, subject to Section 1.3, in addition to the services described in any Article of this Agreement, the services with respect to, or as a result of, the ALIC Separate Accounts shall include those services set forth on Schedule A attached hereto. ARTICLE VIII MISCELLANEOUS SERVICES Section 8.1. Ceded Reinsurance Agreements From and after the Effective Date, subject to Section 1.3, the Administrator shall have the exclusive authority and responsibility to manage and administer the Ceded Reinsurance Agreements, including providing all reports and notices required with respect to the Ceded Reinsurance Agreements to the reinsurers within the time required by the applicable reinsurance agreement and doing all other things necessary to comply with the terms and conditions of the Ceded Reinsurance Agreements. Without limiting the foregoing, the Administrator shall timely pay all reinsurance premiums due to reinsurers under the Ceded Reinsurance Agreements and collect from such reinsurers all reinsurance recoverables due thereunder. Section 8.2. Non-Guaranteed Elements The Administrator shall provide recommendations to the Company as to the setting of all Non-Guaranteed Elements. Such recommendations shall be provided from time to time in a timely manner and shall be accompanied by such analysis as the Company shall reasonably request. Section 8.3. Contractholder Services From and after the Effective Date subject to Section 1.3, the Administrator shall provide all contractholder services in connection with the ALIC Contracts, including the processing of all resets and all elections made by contractholders under the terms of the ALIC Contracts. 9 NYB 62t298.28 03340 00004

Section 8.4. Legal Services As of the Effective Date, as such term is defined in the Master Transaction Agreement, the Administrator shall be deemed to be, and the Company hereby appoints the Administrator as its agent and the Administrator accepts such appointment to act on behalf of the Company to provide or retain legal counsel, at Administrator’s expense, to provide the Company with legal advice, and to obtain such legal advice from and consult with such counsel with respect to the provision of services specified in Section 3(v) of this Agreement, Item 5(g) of Schedule A, the provision of comparable services under the Assumed Liabilities Services Agreements and for such other purposes as the Administrator may reasonably determine. Nothing set forth in this Section 8.4 shall be deemed to modify any of the parties’ obligations under the Master Transaction Agreement. Section 8.5. Other Services The Administrator shall provide such other administrative services as are necessary or appropriate to fully effectuate the purpose of the ALIC Indemnity Reinsurance Agreement and this Agreement, including such services as are not performed by or on behalf of Company on the date hereof but the need for which may arise due to changes or developments in Applicable Law and are consistent with the allocation of the services set forth herein between the Administrator and the Company. ARTICLE IX NOTIFICATION TO CONTRACTHOLDERS The Administrator agrees to send to applicable contractholders under the ALIC Contracts and the Reinsured Contracts a written notice prepared by the Administrator and reasonably acceptable to the Company to the effect that the Administrator has been appointed by the Company to provide the Administrative Services with respect to the ALIC Contracts and the Reinsured Contracts. The Administrator shall send such notice by first class U.S. mail at a time reasonably acceptable to the Company and the Administrator and in all events in accordance with Applicable Law. The Administrator may include such notice in a regularly scheduled mailing to such contractholders in lieu of a separate mailing. ARTICLE X QUARTERLY PREMIUM TAX AND INSOLVENCY FUND ACCOUNTINGS Section 10.1. Quarterly Accountings Subject to Section 1.3, from and after the Effective Date, within twenty (20) Business Days after the end of each calendar quarter that this Agreement is in effect (or more frequently as mutually agreed by the parties), the Company shall submit to the Administrator a written statement of accounting in a form and containing such information to be agreed upon by the parties hereto (each, an“ Fund Quarterly Accounting” setting forth the insolvency fund amounts assessed against or payable by the Company, to the extent that such assessments constitute the Company’s General Account Liabilities (collectively, the“Date Assessments”) In addition, within twenty (20) Business Days after the last day of each calendar quarter that this Agreement is in effect (or more frequently as mutually agreed by the parties), the Administrator shall submit to the Company a written statement of accounting in a form and containing such information to be agreed upon by the parties hereto (each, a“ Premium Tax Accounting” and together with the 10 NYB 621298.28 03340 00004

Insolvency Fund Quarterly Accountings, the “ Accountings” setting forth the estimated premium taxes due with respect to the ALIC Contracts as a result of premiums collected or annuitizations occurring during such quarter. Concurrent with the delivery of each Quarterly Premium Tax Accounting, the Administrator shall remit to the Company the amount set forth on such Quarterly Premium Tax Accounting with respect to such estimated premium taxes due and the amount set forth in such Insolvency Fund Quarterly Accounting with respect to the Post-Effective Date Assessments, and any other amounts owed to the Company pursuant to this Agreement. Section 10.2. Adjustments Regarding Quarterly Accountings In the event that subsequent data or calculations require revision of any of the Quarterly Accountings, the required revision and appropriate payments thereunder shall be made within twenty (20) Business Days after the parties hereto mutually agree as to the appropriate revision. ARTICLE XI CERTAIN ACTIONS BY COMPANY Section 11.1. Filing~ Subject to Section 1.3, the Company shall prepare and timely file any filings required to be made with any Governmental Entity that relate to the Company generally and not just to the ALIC Contracts, including filings with guaranty associations and filings and premium tax returns with taxing authorities. The Administrator shall, in a timely fashion after reasonable notice by the Company in light of the dates such filings by the Company are required, provide to the Company, all information in the possession of the Administrator with respect to the ALIC Contracts that may be reasonably required for the Company to prepare such filings and tax returns. Section 11.2. Annual Adjustment The Company shall pay or provide to the Administrator the benefit of any Post-Effective Date Assessments which have been applied to reduce the Company’s premium tax liability( Tax Credits”) The Company shall provide to the Administrator by April 15 of each year a statement of the amount (the“ Adjustment” of (i) premium taxes (including retaliatory taxes) paid with respect to premiums collected or annuitizations occurring during the prior calendar year (to the extent that such taxes constitute the Company’s General Account Liabilities), less (ii) estimated premium taxes paid by the Administrator to the Company with respect to such premiums under the provisions of Article X, less (iii) Premium Tax Credits for the prior calendar year. By May 31 of each year the Administrator shall pay to the Company the Annual Adjustment, if a positive amount, and the Company shall pay or credit to the Administrator the Annual Adjustment, if a negative amount. ARTICLE XII REGULATORY MATTERS AND REPORTING Section 12.1. Regulatory Compliance and Reporting Subject to Section 1.3, the Administrator shall provide to the Company such information reasonably derivable from information within the possession of the Administratc~ or which is obtainable by the Administrator in the ordinary course of business, with respect to the ALIC Contracts and the 11 NYB 621298.28 0334000004

Reinsured Contracts as is required to satisfy all current and future informational reporting, prior approval and any other requirements imposed by any Governmental Entity. Upon the timely and reasonable request of the Company, the Administrator shall timely prepare such reports and summaries, including statistical summaries and certifications, as are necessary or reasonably required to satisfy any requirements imposed by a Governmental Entity upon the Company relating to periods following or including the Effective Date with respect to the ALIC Contracts or the Reinsured Contracts. In addition, the Administrator, upon the timely and reasonable request of the Company, shall promptly provide to the Company copies of all existing records relating to the ALIC Contracts and the Reinsured Contracts (including, with respect to records maintained in machine readable form, hard copies) that are necessary to satisfy such requirements. All copies of records furnished in the ordinary course of business shall be furnished by the Administrator at the Administrator’s cost. Among other responsibilities: (i) The Administrator shall promptly prepare and furnish to Governmental Entities, to the extent permitted by Applicable Law, all reports and related summaries (including, statistical summaries), certificates of compliance and other reports required or requested by any such Governmental Entity with respect to the ALIC Contracts or the Reinsured Contracts relating to periods following or including the Effective Date. (ii) The Administrator shall assist the Company and cooperate with the Company in doing all things necessary, proper or advisable in a commercially reasonable manner in connection with any and all market conduct or other Governmental Entity examinations to the extent related to ALIC Contracts or the Reinsured Contracts relating to periods following or including the Effective Date. Section 12.2. Reporting and Accountings The Administrator shall assumethe reporting and accounting obligations set forth below: (i) As soon as practicable but not more than seven (7) Business Days after the end of each month that this Agreement is in effect (provided that with respect to any January, within ten (10) Business Days after the end of such month), the Administrator shall timely provide to the Company reports and summaries of transactions (and upon the reasonable request of the Company, detailed supporting records) related to the ALIC Contracts as may be reasonably required for use in connection with the preparation of the Company’s GAAP financial statements, including all premiums received and all benefits paid. The parties shall cooperate in good faith to establish the manner for the providing of such reports. (ii) As soon as practicable but not more than twelve (12) Business Days after the end of each calendar quarter that this Agreement is in effect, (or more frequently as mutually agreed by the parties), the Administrator shall timely provide to the Company reports and summaries of transactions (and upon the reasonable request of the Company, detailed supporting records) related to the ALIC Contracts as may be reasonably required for use in 12 NYB 621298.28 03340 00004 connection with the preparation of the Company’s statutory financial statements, tax returns and other required financial reports and to comply with the requirements of the regulatory authorities having jurisdiction over the Company, including all premiums received and all benefits paid. The parties shall cooperate in good faith to establish the manner for the providing of such reports. (iii) As soon as practicable but not more than twenty (20) Business Days after the end of each calendar quarter that this Agreement is in effect (or more frequently as mutually agreed by the parties), the Administrator shall provide to the Company information reasonably required by the Company to permit the Company to determine the amount of reserves that the Company is required to report on its statutory and GAAP financial statements, tax returns and other required financial reports in connection with the ALIC Contracts and as of the quarter end, along with the amounts of reserves ceded to each reinsurer under the Ceded Reinsurance Agreements and the amount of reserves established by the Administrator with respect to the ALIC Contracts that include a market value adjustment feature. (iv) The Administrator shall promptly provide notice to the Company of any changes in the reserve methodology used by the Administrator in calculating statutory reserves for the ALIC Contracts and the Reinsure4 Contracts. (v) Within thirty (30) Business Days after each calendar year end (or such longer time as may be agreed by the parties) that this Agreement is in effect, the Administrator shall provide to the Company actuarial analysis as to the adequacy of statutory reserves for the ALIC Contracts and the Reinsured Contracts, reasonably adequate to support opinions prepared according to accepted actuarial standards of practice to be issued by the Company, and as otherwise required for regulatory reporting purposes. In addition, to the extent relating to the ALIC Contracts and the Reinsured Contracts, the Administrator shall, upon timely and reasonable request by the Company, provide such additional actuarial analyses and related reports as are required to support such actuarial opinions and certifications as are required from the Company by the SEC, the NASD, state insurance authorities and other Governmental Entities, including then current requirements, formal and ad hoc requests and other items reasonably necessary in support of examinations or audits relating to periods following or including the Effective Date. The Administrator shall also provide supporting documentation as required by Governmental Entities or actuarial standards of practice to the extent relating to periods following or including the Effective Date. Section 12.3. Additional Reports and Updates For so long as this Agreement remains in effect, upon reasonable notice, each party shall from time to time furnish to the other such 13 NYB 62~298.28 0334000004 other reports and information related to ALIC Contracts or the Reinsured Contracts as may be reasonably required by such other party for regulatory, tax or similar purposes and reasonably available to it. Section 12.4. Disclosure Controls and Procedures The Administrator shall establish and maintain disclosure controls and procedures, as defined in Rule 13a-14(c)( Controls and Procedures” under the Securities Exchange Act of 1934, as amended (the “ Act” with respect to the Administrative Services. In addition, Administrator shall establish and maintain effective internal controls over financial reporting, as defined in Exchange Act Rules 13a-15(f) and 15(d)-l5(f) ( Controls Over Financial Reporting”) The Administrator shall provide the Company with reasonable access to its personnel, books and records, and such other certifications and information as the Company may reasonably deem necessary to enable its designated officers to evaluate the effectiveness of the Disclosure Controls and Procedures in accordance with Rule 13a-15(b) under the Exchange Act and Internal Controls Over Financial Reporting in accordance with Rules 13a-15(f) and 15(d)-15(f) under the Exchange Act, both with respect to the Administrative Services. The Administrator shall, upon request, authorize the Company’s independent auditors (i) to review the annual audit work papers of the Administrator’s independent auditors related to the ALIC Contracts and the Reinsured Contracts, including work papers related to internal controls, with the Company and the Administrator each bearing its own costs, including the costs of their respective independent auditors; and (ii) to perform such procedures as reasonably necessary for the Company’s auditors to express an opinion on the Company’s financial statements and the Internal Controls Over Financial Reporting with respect to the Administrative Services, with the Company bearing all costs in connection therewith, including the costs of any audit personnel of the Administrator. In addition, the Administrator shall provide the Company with such other reports, certifications and information concerning the Administrative Services as may be reasonably, necessary for the designated officers of the Company to certify the Company’s Forms 10-K and 10-Q filings as required by Rule 13a-14 and Rules 13a-l5(f) and 15(d)-15(f) under the Exchange Act. Twenty- five (25) Business Days after the end of each calendar quarter (or such earlier time as may be reasonably necessary to permit the Company to satisfy any acceleration in its filing obligations) the Administrator shall provide the Company with a certification of its compliance with the then applicable Disclosure Controls and Procedures and such Internal Controls Over Financial Reporting. ARTICLE XIII BOOKS AND RECORDS Section 13.1. Maintenance of Books and Records The Administrator shall keep accurate and complete records, files and accounts of all transactions and matters with respect to the ALIC Contracts relating to the periods following or including the Effective Date, and the administration thereof and the Reinsured Contracts substantially in accordance with (i) Applicable Law and (ii) the record management practices of the Company in effect during the entire twelve (12) months immediately prior to the Data/Systems Migration under the Transition Services Agreement measured month-to-month. The provisions of the Master Transaction Agreement regarding the retention and access to Books and Records shall apply to all such records, files and accounts. 14 NYB 62129828 03340 00004

Section 13.2. Putnam During the term of this Agreement, the Administrator shall allow Putman Investment, LLC and its permitted designees (“Putnam”) with access to information and systems related to the Administrative Services to the extent related to ALIC Contracts serviced by Putnam, such that the Company and its Affiliates can fulfill their obligations under the Third Amended and Restated Joint Venture Agreement between Putnam and Seller Parent dated October 1, 2002, as amended, and will not take any action that would result in Allstate or its Affiliates being in breach of such agreement with regard to the obligations of the Company under Section 2.7, Section 5.1(c) or Article VI of such Agreement, provided that (i) the Administrator shall be obligated to perform administrative service thereunder only in a manner and service level consistent with the actual performance of such services as provided by the Company pursuant to the Transition Services Agreement during the twelve (12) months immediately prior to the DatalSystems Migration measured month-to-month and (ii) the provisions of this Section 13.2 shall be subject to the provisions of Section 5.09 of the Master Transaction Agreement. Section 13.3. Access to Reports and Information Notwithstanding anything in this Agreement to the contrary, the Administrator shall not be required to provide the Company with any information, reports, documents, data or access to any information, reports, documents, data, systems, software, databases, office and storage space as regards, in each instance, its internal systems, processes, procedures, and other non-policyholder-related information utilized in providing the Administrative Services, except to the extent (i) permitted by Applicable Law or applicable Order, (ii) permitted by any contract to which the Administrator is a party without violating any confidentiality provision thereof, (iii) not subject to attorney-client or other legal privilege and subject to Article XV hereof, and solely to the extent reasonably necessary to receive the Administrative Services and solely to the extent related to the VA Business or the Reinsured Business, and provided that such access is without material disruption to the business operations of the Administrator. The Company shall give the Administrator reasonable prior notice of the need for such access and shall comply with any written instructions provided by the Administrator in connection with the use of or access to any of the Administrator’s information, personnel, equipment, facilities, software, databases, office and storage space or systems. Without limiting the foregoing, each party shall cooperate with the other in all commercially reasonable respects in order to accomplish the objectives of this Agreement. For the avoidance of doubt, nothing in this Section 2.7 shall limit in any way Section 8.01 of the Master Transaction Agreement. ARTICLE XIV COOPERATION Each party hereto shall cooperate fully with the other in all reasonable respects in order to accomplish the objectives of this Agreement including making available to each their respective officers and employees for interviews and meetings with Governmental Entities and furnishing any additional assistance, information and documents as may be reasonably requested by a party from time to time. 15 NYB 621298.28 03340 00004

ARTICLE XV PRIVACY REQUIREMENTS Section 15.1. Confidentiality Obligations In providing the ALIC Services provided for under this Agreement, and in connection with maintaining, administering, handling and transferring the data of the Contractholders and other recipients of benefits under the ALIC Contracts, the Administrator shall, and shall cause its Affiliates to, comply with any Applicable Law and/or regulations with respect to privacy or data security relative to Customer Information (as defined below), and shall implement and maintain an effective information security program designed to protect Customer Information in compliance with all applicable privacy laws and other Applicable Law: (i) to ensure the security, integrity and confidentiality of Customer Information; (ii) to protect against any anticipated threats or hazards to the security or integrity of such Customer Information; and (iii) to protect against unauthorized access to or use of Customer Information which could result in substantial harm or inconvenience to the owner thereof or its Affiliates, or to Customers or potential Customers thereof. “ Information is defined as all tangible and intangible information provided or disclosed hereunder about present or former contract holders, annuitants, or other beneficiaries (collectively, hereinafter“ or potential Customers of any party or its Affiliates, including, but not limited to, name, address, telephone number, email address, account or policy information, and any list, description, or other grouping of Customers or potential Customers, and any medical records or other medical information of such Customers or potential Customers and any other type of information deemed “nonpublic” and protected by privacy laws and any other Applicable Law. Section 15.2. Security Incidents (a) In the event that any party discovers a security breach that has resulted or may reasonably result in unauthorized access to or disclosure of, or have any material adverse affect on, the security of any Customer Information related to the VA Business or the Reinsured Business (a“Incident” such party shall (i) within 24 hours, notify the other parties of said Security Incident; and (ii) work with the other parties to take all measures reasonably necessary to restore the security of such Customer Information. The Company shall have the exclusive right to provide notice of any Security Incident to any Customers of the VA Business or the Reinsured Business, any law enforcement Person or any other Governmental Authorities and to determine the content and timing of any such notice; provided, any such notice shall be subject to review and approval by the Administrator, such approval not to be unreasonably delayed or withheld (b) Each party acknowledges that the breach of its obligations under this Section 15.2 may cause irreparable injury and damages, which may be difficult to ascertain. Therefore a Party shall be entitled to seek injunctive relief with respect to any breach or 16 NYB 621298.28 03340 00004 threatened breach of this Section 15.2 by the other party and its Affiliates. This provision shall not in any way limit such other remedies as may be available to any party at law or in equity. ARTICLE XVI CONSIDERATION FOR ADMINISTRATIVE SERVICES Apart from the performance by the Company of its obligations under the ALIC Indemnity Reinsurance Agreement, there shall be no fee or other consideration due to the Administrator for performance of the Administrative Services and its other obligations under this Agreement. ARTICLE XVII BANK ACCOUNT; USE OF COMPANY LETTERHEAD Section 17.1. Establishment of Bank Accounts When and on terms reasonably requested by the Administrator, the Company shall open, modify or close, and make available for use by the Administrator for the payment of amounts to be paid by the Administrator hereunder one or more bank accounts (each, a“ Account” of the Company and check stock of the Company. One or more Bank Accounts shall be opened to hold solely general account assets (other than deposits held pending transfer to a separate account) and one or more Bank Accounts shall be opened to hold solely separate account assets. The Administrator shall maintain such account(s) and pay all applicable bank fees and check stock costs. The Company shall adopt such resolutions and execute such documents as required to designate senior officers of the Administrator (by title) as signatories on such account(s) and authorize the Administrator to certify to such bank(s), from time to time, the names of such officers. The Company shall also make available to the Administrator, at the sole expense of the Administrator, such letterhead, printed forms and other documents of the Company as may be reasonably required by the Administrator in performing services hereunder. Upon termination of this Agreement, the Administrator shall promptly return to the Company all such unused check stock, letterhead, printed forms and other documents held by it in connection with this Agreement as provided under this Article XVII. In addition, the Company shall arrange for bank accounts to be similarly made available by the policy issuing companies with regards to the Reinsured Contracts and the Reinsured Separate Accounts as necessary to permit the Administrator to have similar funds control with respect to the Subcontracted Services. Section 17.2. Security Interest The Company hereby grants to the Administrator a security interest (the“in the Bank Accounts opened to hold general account assets, and all cash, securities, instruments and other property held in each such Bank Account from time to time, and all certificates and instruments, if any, from time to time representing such Bank Account or any property therein, and all products and proceeds of, and all dividends, collections, earnings, accruals and other payments with respect to, any of all of the foregoing and agrees that the Administrator has all the rights and remedies of a secured party under the New York Uniform Commercial Code. 17 NYB 621298.28 03340 00004

ARTICLE XVIII INDEMNiFICATION Section 18.1. Indemnification of the Company Subject to the terms and conditions of the Master Transaction Agreement, the Administrator hereby indemnifies and holds harmless the Company and its directors, officers and employees and its Representatives and Affiliates ( Indemnified Parties” from, against and in respect of all Losses imposed on, sustained, incurred or suffered by, or asserted against any Company Indemnified Party resulting from or arising out of any breach by the Administrator of its obligations under this Agreement (each, an “Administrator Breach”); provided that, the Administrator shall have no obligation to indemnify any Company Indemnified Party to the extent (i) such Person is also indemnified for such Loss under the Master Transaction Agreement, (ii) such Loss is related to any act or omission resulting from the negligence or willful misconduct of the Company, or (iii) any Company Breach (as defined below). For the avoidance of doubt, any and all Losses for which the Administrator is obligated to indemnity any Company Indemnified Party hereunder are Purchaser Extra Contractual Obligations. Section 18.2. Indemnification of the Administrator Subject to the terms and conditions of the Master Transaction Agreement, the Company hereby indemnifies and holds harmless the Administrator and its directors, officers and employees and its Representatives and Affiliates (“Administrator Indemnified Parties”) from, against and in respect of all Losses imposed on, sustained, incurred or suffered by, or asserted against any Administrator Indemnified Party resulting from or arising out of any breach by the Company of its obligations under this Agreement (each, a “Company Breach”); provided that, the Company shall have no obligation to indemnify any Administrator Indemnified Party to the extent (i) such Person is also indemnified for such Loss under the Master Transaction Agreement, (ii) such Loss is related to any act or omission resulting from the negligence or willful misconduct of the Administrator or a Subcontractor, or (iii) any Administrator Breach. For the avoidance of doubt, any and all Losses for which the Company is obligated to indemnify any Administrator Indemnified Party hereunder are Seller Extra Contractual Obligations. Section 18.3. Indemnification Procedures In the event that either the Company or the Administrator shall have a claim for indemnity against the other party under the terms of this Agreement, the parties shall follow the procedures set forth in Section 10.02 of the Master Transaction Agreement. Notwithstanding anything in this Agreement, the Master Transaction Agreement or any Ancillary Agreement to the contrary, if any Company Indemnified Party or Administrator Indemnified Party has the right to indemnification or other recovery under more than one provision of this Agreement, the Master Transaction Agreement or any Ancillary Agreement, such Indemnified Party shall have the right to seek and obtain indemnification or other recovery for all Losses and other recoveries allowed under each such provision, provided that such Indemnified Party may not obtain duplicative indemnification or other recovery for Losses and recoveries under one or more provisions of this Agreement, the Master Transaction Agreement or any Ancillary Agreement. Section 18.4. Exclusive Remedy Each party expressly acknowledges that, other than as expressly set forth in this Agreement, this Article XVIII provides for the sole and exclusive 18 NYB 621298.28 03340 00004 remedy for all monetary claims resulting from any breach by the parties of any term of this Agreement. ARTICLE XIX DURATION; TERMINATION Section 19.1. Duration This Agreement shall commence on the Effective Date and continue with respect to each ALIC Contract and each Reinsured Contract until no further Administrative Services in respect of such ALIC Contract or Reinsured Contracts are required, unless this Agreement is earlier terminated under Section 19.2. Section 19.2. Termination (a) This Agreement is subject to immediate termination at the option of the Company, upon written notice to the Administrator, upon the occurrence of any of the following events: (1) A voluntary or involuntary proceeding is commenced in any jurisdiction by or against the Administrator for the purpose of conserving, rehabilitating or liquidating the Administrator; (ii) There is a material breach by the Administrator of any material term or condition of this Agreement that is not cured by the Administrator within thirty (30) days after receipt of written notice from the Company of such breach or act; or (iii) The Administrator is unable to perform the services required under this Agreement for a period of thirty (30) consecutive days for any reason other than as a result of a Force Majeure, it being understood that nothing in this Section 19.2(a)(iii) shall relieve the Administrator from its administrative responsibilities and other obligations under this Agreement. For purposes of this Agreement, “ Majeure means any acts or omissions of any civil or military authority, acts of God, wars, hostilities, terrorism, acts or omissions of the Company, fires, strikes or other labor disturbances, equipment failures, fluctuations or non availability of electrical power, heat, light, air conditioning or telecommunications equipment, or any other act, omission or occurrence beyond the Administrator’s reasonable control, irrespective of whether similar to the foregoing enumerated acts, omissions or occurrences. (b) This Agreement may be terminated at any time upon the mutual written consent of the parties hereto, which writing shall state the effective date of termination. (c) In the event that this Agreement is terminated under any of the provisions of Section 19.2(a), the Administrator shall select a third party administrator to perform the services required by this Agreement. The Company shall have the right to approve any such administrator selected by the Administrator, but such approval will not unreasonably be withheld within five (5) Business Days of its termination, the Company shall select such an administrator. In either case, the Administrator shall pay all fees and charges imposed by the selected administrator and shall bear all transition costs associated with the transition of the performance of the services required under this Agreement to such administrator, including the expense of sending Contractholder notices as provided in Article IX. 19 NYB 621298.28 03340 00004

ARTICLE XX GENERAL PROVISIONS Section 20.1. Headings The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement. Section 20.2. Schedules The Schedule to this Agreement that is specifically referred to herein is a part of this Agreement as if fully set forth herein. All references herein to Articles, Sections, subsections, paragraphs, subparagraphs, clauses and Schedules shall be deemed references to such parts of this Agreement, unless the context shall otherwise require. Section 20.3. Notices All notices, requests, demands and other communications under this Agreement must be in writing and will be deemed to have been duly given or made as follows: (a) if sent by registered or certified mail in the United States return receipt requested, upon receipt; (b) if sent by reputable overnight air courier, one business day after mailing; (c) if sent by facsimile transmission, when transmitted; or (d) if otherwise actually personally delivered, when delivered, and shall be delivered as follows: If to the Company: Allstate Life Insurance Company 3075 Sanders Road, Suite G2H Northbrook, Illinois 60062 Facsimile: (847) 402-9116 Attention: Treasurer with concurrent copies to: Allstate Insurance Company 2775 Sanders Road, Suite A2 Northbrook, Illinois 60062 Facsimile: (847) 402-0158 Attention: Susan L. Lees and to: LeBoeuf, Lamb, Greene & MacRae LLP 125 West 55th Street New York, New York 10019 Facsimile: (212) 424-8500 Attention: John M. Schwolsky Donald B. Henderson, Jr. If to the Administrator: 20 NYB 621298.28 03340 00004

Prudential Financial, Inc. 751 Broad St., 4th Floor Newark, NJ 07102 Facsimile: (973) 367-8105 Attention: Anthony F. Tone with concurrent copies to: Prudential Financial, Inc. 751 Broad St., 4th Floor Newark, NJ 07102 Facsimile: (973) 367-8105 Attention: General Counsel and to: Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004 Facsimile: (212) 558-3588 Attention: Stephen M. Kotran Any party may, by notice given in accordance with this Section 20.3 to the other parties, designate another address or person for receipt of notices hereunder provided that notice of such a change shall be effective upon receipt. Section 20.4. Binding Effect; Assignment This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, permitted assigns and legal representatives. Neither this Agreement, nor any of the rights, interests or obligations hereunder, may be assigned, in whole or in part, by operation of law or otherwise, by any party without the prior written consent of the other party hereto and any such assignment that is not consented to shall be null and void. Section 20.5. Counterparts This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Section 20.6. Currency Whenever the word “Dollars” or the “$“ sign appear in this Agreement, they shall be construed to mean United States Dollars, and all transactions under this Agreement shall be in United States Dollars. Section 20.7. Waivers and Amendments; Non-Contractual Remedies: Preservation of Remedies This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by each of the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any 21 NYB 62U98.28 03340 00004 waiver on the part of any party of any right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. Section 20.8. Governing Law This Agreement shall be construed, performed and enforced in accordance with the laws of the State of New York without giving effect to its principles or rules of conflict of laws thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. Section 20.9. Entire Agreement; Severability (a) This Agreement, the Master Transaction Agreement and the applicable Ancillary Agreements contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, written or oral, with respect thereto. (b) If any provision of this Agreement is held to be void or unenforceable, in whole or in part, (i) such holding shall not affect the validity and enforceability of the remainder of this Agreement, including any other provision, paragraph or subparagraph, and (ii) the parties agree to attempt in good faith to reform such void or unenforceable provision to the extent necessary to render such provision enforceable and to carry out its original intent. Section 20.10. Waiver of Punitive and Other Damages and Jury Trial (a) THE PARTIES TO THIS AGREEMENT EXPRESSLY WAIVE AND FOREGO ANY RIGHT TO RECOVER PUNITIVE, EXEMPLARY, LOST PROFITS (AS SUCH TERM IS DEFINED IN THE MASTER TRANSACTION AGREEMENT), CONSEQUENTIAL OR SIMILAR DAMAGES IN ANY ARBITRATION, LAWSUIT, LITIGATION OR PROCEEDING ARISING OUT OF OR RESULTING FROM ANY CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, EXCEPT FOR (i) PUNITIVE, EXEMPLARY, LOST PROFITS, CONSEQUENTIAL OR SIMILAR DAMAGES PAID OR AWARDED TO A THIRD PARTY IN A THIRD PARTY CLAIM. FOR THE AVOIDANCE OF DOUBT, PUNITIVE, EXEMPLARY, LOST PROFITS, CONSEQUENTIAL AND SIMILAR DAMAGES SHALL NOT BE CONSIDERED FOR PURPOSES OF DETERMINING THE AMOUNT OF ANY DIMINUTION-OF-VALUE LOSSES UNDER THIS AGREEMENT. (b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFOR IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ADMINISTRATIVE SERVICES OR THE ACTIVITIES OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. (c) EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OR ANY OTHER PARTY HAS 22 NYB 621298.28 03340 00004

REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF THE FOREGOING WAIVERS, (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (ill) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS UNDER THIS AGREEMENT OR THE MASTER TRANSACTION AGREEMENT. Section 20.11. Jurisdiction; Venue; Service of Process (a) Each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York state court or Federal court of the United States of America sitting in New York County (the “ York Courts”) and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the Administrative Services, contemplated by this Agreement or for recognition or enforcement of any judgment relating hereto, and each party hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York courts. Each party agrees that a final judgment in any such action or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law. (b) Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the Administrative Services or the activities or the transactions contemplated hereby in any New York Court. Each party hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (c) Each party irrevocably consents to services of process in the manner provided for notices in Section 20.3. Section 20.12. No Third Party Beneficiaries Nothing in this Agreement is intended or shall be construed to give any Person, other than the parties hereto, their successors and permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. Section 20.13. Interpretation For purposes of this Agreement, the words “hereof”, “herein”, “hereby” and other words of similar import refer to this Agreement as a whole unless otherwise indicated. Whenever the words “include”, “includes”, or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. Whenever the singular is used herein, the same shall include the plural, and whenever the plural is used herein, the same shall include the singular, where appropriate. Section 20.14. Survival Article XV and Article XX shall survive the termination of this Agreement. 23 NYB 621298.28 03340 00004

IN WITNESS WI-IEREOF, the parties hereto have executed this Agreement as of the date first above written. ALLSTATE LiFE INSURANCE COMPANY By: _______________________________________ Name: 5~,-~v~- C Title: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA By: ___________________________________________ Name: Title: ALIC Administrative Services Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written. ALLSTATE LIFE INSURANCE COMPANY By: _________________________________________ Name: Title: THE PRUDENT AL INSURANCE COMPANY OF AMERICA By: ( Name: Title: ALIC Administrative Services Agreernen%

SCHEDULE A

SEPARATE ACCOUNT SERVICES

The Administrator shall provide the following additional services to the Company relating to the ALIC Separate Accounts and periods following or including the Effective Date; provided that in all instances the Company shall perform all Retained Services, including the execution of reports, filings and other documents prepared by the Administrator in order to permit the Administrator to fulfill its obligations as set forth below.

1. **Premium Collection**. The Administrator shall promptly invest in the ALIC Separate Accounts deposits collected which relate to the Separate Account portions of ALIC Contracts (including transfers from fixed options under the ALIC Contracts), and promptly forward funds and required information to the Funds, in each case in accordance with the ALIC Contracts, the current prospectus and/or statement of additional information (as each may be amended from time to time) for the relevant ALIC Contract, Applicable Law and any applicable agreements provided by the Company to the Administrator.

2. **Records Maintenance**. The Administrator shall maintain and preserve records with respect to the ALIC Services that it performs for the ALIC Separate Accounts as required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, (the "1940 Act"), the Exchange Act, and the rules promulgated by the National Association of Securities Dealers (the "NASD"). The Administrator acknowledges and agrees that such records as required to be maintained by Rules 31a-1 and 31a-2 under the 1940 Act are the property of the Company. Upon request of the Company or any state or federal regulatory authorities, the Administrator shall forward a complete copy of any record promptly to the requesting party in a format appropriate to the request. The Administrator shall submit to the Company for review, approval and signature, and transmit to the Securities and Exchange Commission ("SEC") on behalf of the Company, the undertaking required by Rule 17a-4(i) under the Exchange Act with respect to any records that it maintains and that are required to be maintained under the provisions of the Exchange Act by any broker dealers that are authorized to sell the ALIC Contracts.

3. **Performance of Obligations**. The Administrator shall perform, in the name and on behalf of the Company, all of the Company's obligations under, and shall comply with the terms of, (i) the participation agreements between the Company and the Funds in which assets of the ALIC Separate Accounts are invested, as well as any related service agreements between the Company, the Funds and/or their Affiliates (the "Participation Agreements"), (ii) the underwriting agreements between the Company and the principal underwriters for the ALIC Contracts, and (iii) any other agreements related to the distribution of the ALIC Contracts, in each case to the extent that the Company has provided complete copies of such agreements (including any amendments thereto) to the Administrator, in each case, to the extent consistent with Applicable Law.

4. **Contractholder Services**. The Administrator shall provide the Company with the following additional contractholder services:

NYB 621298.28 03340 00004

A-1

(a) Issuing timely reports, statements, and confirmations as required by the ALIC Contracts or the Company’s practices in effect immediately prior to the Effective Date and communicated by the Company to the Administrator in writing, or Applicable Law; (b) Issuing tax reporting forms and other information as required by applicable regulatory rules, including 1099-R, W-4P, and 5498 for Contractholders and beneficiaries as required and distributing the same to Contractholders and beneficiaries and appropriate authorities; (c) Responding to any requests from plan administrators or trustees for policy information affecting the plan or participants for qualified plans holding ALIC Contracts, provided that nothing herein shall require the Administrator to provide any service that, in the reasonable judgment of the Administrator might deem it to be a plan administrator or plan fiduciary; (d) Responding to Contractholder requests for calculations applicable to annuity payments under the ALIC Contracts as may be necessary for tax withholding calculations; (e) Processing and recording transfer requests (i.e., from one subaccount to another), including calculating and transferring between the General Account of the Company and the ALIC Separate Accounts all amounts required to be so transferred, in all cases in accordance with applicable provisions of the ALIC Contracts and within such time periods as are specified by Applicable Law and in accordance with the applicable prospectus terms; (f) Processing and recording loan requests in all cases in accordance with applicable provisions of the ALIC Contracts and in accordance with Applicable Law and in accordance with the applicable prospectus terms; (g) Calculating (on a daily basis) the accumulation unit value of each subaccount of the ALIC Separate Accounts that are funding options for the ALIC Contracts, in accordance with the provisions of the ALIC Contracts, as well as with the prospectus and statement of additional information disclosure on any day when such calculation is required by the 1940 Act and the rules and regulations thereunder; (h) Calculating (on a daily basis) the mortality and expense charges and any administrative charges in accordance with the provisions of the ALIC Contracts, as well as with the applicable prospectus and statement of additional information disclosure. (i) Transmitting orders pursuant to the Participation Agreements for the purchase or redemption of shares in the Funds in which the assets of the ALIC Separate Accounts are invested to such Funds or their authorized NYB 621298.2S 03340 00004 A-2 agents and paying and receiving funds in connection with such purchases or redemptions as required by any applicable agreement. 5. Compliance Services. The Administrator shall provide the Company with the following additional compliance services: (a) Prepare or cause to be prepared (and provide financial data required for). submit to the Company for review, approval and signature, and transmit on behalf of the Company to the appropriate Governmental Entity such reports and filings as are required by the SEC with respect to the ALIC Contracts (including audited financial statements of the Separate Account, forms N-SAR, 485(b) registration statement updates, separate account annual reports and 24f-2 Notices), the NASD (including compilation of information, if any, related to the ALIC Contracts that would be reflected in any quarterly FOCUS hulA reports, annual FOCUS schedule 1 or Customer Complaints Rule 3070 Report), and the states with all of the foregoing to be accomplished within such time periods as are necessary to comply with Applicable Law after giving allowance, in the cases of information relevant to reports of filings of the Company that are not specific to the ALIC Contracts, for time periods reasonably specified by the Company to permit integration of the subject information related to the ALIC Contracts; (b) Notwithstanding anything in this Agreement to the contrary, subject to the procedures set forth in Section 10.02 of the Master Transaction Agreement regarding Third Party Claims, all complaints and other grievances relating to the ALIC Contracts and services provided hereunder shall be handled by the Administrator in accordance with Applicable Law and NASD requirements (including any response time requirements applicable thereto); (c) Notwithstanding clause (a) above, in the event the Company prepares any registration statement or other SEC related documents, review and comment on such documents, and assist the Company in meeting SEC requirements with respect to the ALIC Contracts. In addition, other than as set forth in the Ancillary Agreements, the Administrator shall distribute at its expense to Contractholders all documents required by Applicable Law to be so distributed, including prospectuses, statements of additional information, amendments or supplements thereto and annual and semi annual reports of the ALIC Separate Accounts or of the Funds within such time periods as are specified by Applicable Law. The Company agrees to make such documents that it prepares available to the Administrator in camera ready form on a timely basis; (d) Submit to the Company for review, approval and signature; and transmit on behalf of the Company to the appropriate Governmental Entity all regulatory approvals required with respect to advertising of the ALIC NYB 621298.28 03340 00004 A-3

Contracts, including all filings and approvals required by Applicable Law and NASD requirements (except to the extent that such services are performed by other entities pursuant to written agreements with the Company); (e) Other than with respect to the Retained Services and any other actions taken by the Company, ensure SEC and NASD compliance for the ALIC Contracts and related separate accounts, separate accounts, prospectuses, and registration statements including the submission of any required information, conducting annual compliance audits, quarterly complaint reporting, registering and terminating representatives, monitoring continuing education requirements and market timing by Contractholders; (0 Subject to the prior written consent of the Company, which shall not be unreasonably withheld, and subject to clause (e) above, the Administrator may cease updating prospectuses relating to the ALIC Contracts or the Reinsured Contracts in accordance with the SEC no-action letter dated October 23, 1990 issued to Great-West Life & Annuity Insurance Company and any subsequent related no-action letters, or may begin to update prospectuses that the Company has previously stopped updating; (g) Other than with respect to the Retained Services and any other actions taken by the Company, monitor or cause to be monitored the federal securities statutes and the rules, regulations, orders, and interpretations thereunder and the securities statutes and rules, regulations, orders, and interpretations thereunder of the various states in which Contractholders or ALIC Contracts are located to ensure compliance therewith and to ensure that any actions or communications required thereby are properly made; (h) Process information relating to proxy voting, including receiving record date information and proxy solicitation from underlying investment vehicle(s), preparing proxy ballots, mailing solicitation and resolicitations, if necessary, and maintaining all proxy registers and other required proxy material with respect to the ALIC Contracts; (i) Provide the Company with all information reasonably requested and necessary for the Company to file applicable tax returns and to meet any requirements arising out of the Sarbanes-Oxley Act of 2002, as amended, with respect to the ALIC Contracts and the Administrative Services; (j) Ensure compliance with the Office of Foreign Assets Control (“OFAC”) of the US Department of the Treasury and money “laundering” restrictions, including but not limited to those adopted under the Uniting and Strengthening America By Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001 with respect to the ALIC Contracts; NYB 621298.28 03340 00004 A-4

(k) Monitor and comply, as applicable, with all applicable licensing requirements relating to the Administrator and the Purchaser; assist the Company in appointing Producers for the ALIC Contracts as required by Applicable Law and monitor the performance and licensing of all Producers with respect to the ALIC Contracts to the extent required by Applicable Law; (1) Terminate a Producer’s authority and agreements with such Producers with respect to the ALIC Contracts; and (m) Provide the Company annually (not later than sixty (60) days after the end of each calendar year) copies of all self-evaluative reports produced by the Administrator with respect to the Administrative Services. 6. GeneraL. The Administrator agrees to comply with all applicable federal securities laws, the requirements of applicable self regulatory organizations, including the NASD, and applicable state law as they apply to the Separate Account portions of the ALIC Contracts in connection with the performance of the Administrator’s obligations under this Agreement. The Administrator hereby agrees to provide all necessary information in its possession or which is obtainable by the Administrator in the ordinary course of business to the Company in order to meet all regulatory requirements as may be necessary for the Company, ALFS, Inc. (“ALFS”), and Allstate Distributors, L.L.C. (“ADLLC”) to fulfill their obligations under federal and state law as is deemed reasonably necessary by the Company under applicable federal and state laws as they relate to the ALIC Contracts. 7. Sales and Distribution Compliance. The Administrator shall: (a) provide all services reasonably necessary or appropriate to allow the Company, ALFS and ADLLC to comply with their obligations under the underwriting agreements for the ALIC Contracts and under the Distributor Agreements to extent applicable to the ALIC Contracts, and generally cooperate with the Distributors in connection with the performance of their duties under the Distributor Agreements to such extent. “Distributor” shall mean a broker-dealer that is or has ever been authorized to participate in the distribution of ALIC Contracts. “Distributor Agreement” shall mean any selling, marketing support or similar agreement between and among a Distributor and ALIC, ALFS and/or ADLLC relating to the marketing and/or sale of ALIC Contracts and/or ongoing contractowner support by such Distributor, including without limitation such agreements that were terminated or expired prior to the (date) but have surviving or continuing provisions to which the Company, ALFS and/or ADLLC are a party, as set forth on Schedule A-7. The Administrator shall provide such reports reasonably requested by ALFS or a Distributor as may be necessary for such person to carry out its duties and comply with its regulatory responsibilities to the extent required by the underwriting agreements for the ALIC Contracts or the applicable Distributor Agreement, respectively; NYB 621298.28 03340 00004 A-5

(b) to the extent required under the applicable Distributor Agreement, on behalf of such Distributor, prepare and send to Contractholders confirmations of transactions under the ALIC Contracts and periodic statements, in compliance with and to the extent required by rule lOb-lO under the Exchange Act; (c) to the extent required under the applicable Distributor Agreement, separately account for any commission payable with respect to the ALIC Contracts and shall pay such commissions to or on behalf of such Distributor, in accordance with Applicable Law; SEC interpretations and the applicable Distributor Agreement. 8. Rule 38a 1 Compliance Program. The Administrator shall apply its own compliance program (the“ Program” with respect to its separate accounts to the ALIC Separate Accounts and the Reinsured Separate Accounts. The Compliance Program shall comply with the requirements of Rule 38a 1 under the 1940 Act applicable to the Administrative Services. The Compliance Program shall include without limitation written policies and procedures reasonably designed to detect and prevent violations of the “federal securities laws” as defined in rule 38a 1(e)(1), a review at least annually of the adequacy of the Compliance Program and the effectiveness of its implementation, and appointment of a chief compliance officer whose responsibilities include preparation of reports of the reviewed separate accounts, including the ALIC Separate Accounts and the Reinsured Separate Accounts, providing the information with respect to the Compliance Program, including the Administrative Services, necessary for the preparation of reports as provided in Rule 38a l(a)(4)(iii) ( 38a 1 Reports” and (b) provides at least the same degree of compliance oversight as provided under the Company’s existing compliance program for the ALIC Separate Accounts and the Reinsured Separate Accounts as such compliance program is communicated to the Administrator. The Administrator shall provide, or cause to be provided, reports to the Company’s Chief Compliance Officer a reasonable time before each Rule 38a 1 Report is due, and shall promptly report to the Company’s Chief Compliance Officer any Material Compliance Matter (within the meaning of Rule 38a 1 under the 1940 Act) discovered through the operation of the Compliance Program or otherwise. The Administrator shall provide the Company with reasonable access to its personnel, books and records, and such other certifications and information as the Company may reasonably deem necessary to enable its designated officers to evaluate the effectiveness of the Compliance Program with respect to the ALIC Separate Accounts and the Reinsured Separate Accounts. NYB 621298.28 03340 00004 A-6

SCHEDULE 2.3 CONSENTS UNDER MATERIAL CONTRACTS The Lincoln National Life Insurance Company American Maturity life Insurance Company NYB 621298.28 0334000004

SCHEDULE A-7 DISTRIBUTOR AGREEMENTS NYB 621298.28 03340 00004

Schedule A-7

Firm Name	Issuing Company Name	Underwriting Company Name	Effective Date	Termination Date	Marketingproductname
1st Discount Brokerage, Inc.	Allstate Life Insurance Co	ALFS, Inc.	02/13/03 12:00 AM	10/01/05 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
1st Discount Brokerage, Inc.	Allstate Life Insurance Co	ALFS, Inc.	10/22/03 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
1st Global Capital Corp.	Allstate Life Insurance Co	ALFS, Inc.	01/22/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
1st Global Capital Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/31/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
21st Century Financial Service	Allstate Life Insurance Co	ALFS, Inc.	04/17/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
21st Century Financial Service	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/29/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
A I M Distributors, Inc.	Allstate Life Insurance Co	ALFS, Inc.	12/19/05 12:00 AM		AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
A.G. Edwards & Sons, Inc.	Allstate Life Insurance Co	ALFS, Inc.	03/10/98 12:00 AM		AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
A.G. Edwards & Sons, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/28/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Apex, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
A.G. Edwards & Sons, Inc.	Allstate Life Insurance Co	Morgan Stanley	04/28/99 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity, Variable Annuity 3, Variable Annuity II
Access Financial Group	Allstate Life Insurance Co	ALFS, Inc.	08/21/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Access Financial Group	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/22/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Acument Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	09/02/97 12:00 AM	03/10/03 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Advantage Capital Corporation	Allstate Life Insurance Co	ALFS, Inc.	02/16/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Advantage Capital Corporation	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/30/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Advantage Capital Corporation	Allstate Life Insurance Co	Morgan Stanley	04/30/99 12:00 AM		VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
Advest, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/07/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Advest, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/08/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Apex, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Advisory Group Equity Services	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/30/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Aegis Investments, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/30/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Affinity Investment Services, LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/23/04 12:00 AM		Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
AFS Brokerage, Inc.	Allstate Life Insurance Co	ALFS, Inc.	03/19/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
AFS Brokerage, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/25/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
AFS Equities Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/18/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
AIG Equity Sales Corp.	Allstate Life Insurance Co	ALFS, Inc.	03/03/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
AIG Financial Advisors	Allstate Life Insurance Co	ALFS, Inc.	04/29/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
AIG Financial Advisors	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/19/99 12:00 AM	10/30/06 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
AIG Financial Advisors	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/31/06 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Apex, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
AIG Financial Advisors	Allstate Life Insurance Co	Morgan Stanley	10/31/06 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
Alexander Investment Services	Allstate Life Insurance Co	ALFS, Inc.	12/02/99 12:00 AM	03/01/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity
Alpine Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/24/96 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Allegheny Investments, LTD.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/06/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Allen & Company of Florida, In	Allstate Life Insurance Co	ALFS, Inc.	08/04/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Allen & Company of Florida, In	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/29/99 12:00 AM		Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Allen Douglas Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	07/30/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Alliance Advisory & Securities	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/30/04 12:00 AM		Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Allstate Financial Services, LLC	Allstate Life Insurance Co	ALFS, Inc.	07/28/99 12:00 AM	08/23/04 12:00 AM	Select Directions VA
Allstate Financial Services, LLC	Allstate Life Insurance Co	ALFS, Inc.	08/17/01 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Allstate Financial Services, LLC	Allstate Life Insurance Co	ALFS, Inc.	10/01/02 12:00 AM		Select Directions VA
Allstate Financial Services, LLC	Allstate Life Insurance Co	ALFS, Inc.	06/10/03 12:00 AM		Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
Allstate Financial Services, LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/28/99 12:00 AM	08/23/04 12:00 AM	Personal Retirement Manager (FL)
Allstate Financial Services, LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/01/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Personal Retirement Manager (FL), Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Amcore Investment Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/08/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus
American Classic Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/10/02 12:00 AM	02/24/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
American Diversified Financial Group LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/04/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
American General Equity Services Corporation	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/09/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
American General Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	07/28/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
American General Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/22/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
American General Securities, Inc.	Allstate Life Insurance Co	Morgan Stanley	04/22/99 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity, Variable Annuity 3, Variable Annuity II
American Independent Securities Group, LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/27/05 12:00 AM		Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
American Investment Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	12/13/99 12:00 AM	08/02/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
American Investment Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/07/00 12:00 AM	08/02/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
American Investors Company (LSY)	Allstate Life Insurance Co	ALFS, Inc.	07/22/97 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
American Investors Company (LSY)	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/22/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
American Pacific Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	02/24/98 12:00 AM	02/09/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
American Portfolios Financial Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/07/01 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
American Portfolios Financial Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/22/99 12:00 AM	08/17/05 12:00 AM	Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
American Portfolios Financial Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/18/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
American Wealth Management, Inc.	Allstate Life Insurance Co	ALFS, Inc	03/19/98 12:00 AM	03/01/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Americas Investment Corp.	Allstate Life Insurance Co	ALFS, Inc.	07/01/97 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
AmSouth Investment Services	Allstate Life Insurance Co	ALFS, Inc.	12/20/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
AmSouth Investment Services	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/23/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Anchor Management Group, Inc.	Allstate Life Insurance Co	ALFS, Inc.	07/27/98 12:00 AM	08/02/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Anchor Management Group, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/10/99 12:00 AM	08/02/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Anderson & Strudwick, Inc.	Allstate Life Insurance Co	ALFS, Inc	11/18/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Annuities Exchange / Financial Products Corporation	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/10/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Anthony R. Davis Agency, Inc.	Allstate Life Insurance Co	ALFS, Inc.	02/28/01 12:00 AM		Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
Aragon Financial Services, Inc	Allstate Life Insurance Co	ALFS, Inc.	09/26/97 12:00 AM	08/01/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Aragon Financial Services, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/05/00 12:00 AM	08/13/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Apex, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Archer Alexander Securities Co	Allstate Life Insurance Co	ALFS, Inc.	08/14/01 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Archer Alexander Securities Co	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/18/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Arlington Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	07/01/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Arlington Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/03/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
ARM Securities Corporation	Allstate Life Insurance Co	ALFS, Inc.	03/11/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Arrowhead Investment Center	Allstate Life Insurance Co	ALFS, Inc.	07/07/97 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Arrowhead Investment Center	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/20/00 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Arthurs, Lestrange & Co., Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/16/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Ascent Asset Management (th/s	Allstate Life Insurance Co	ALFS, Inc.	12/10/99 12:00 AM	06/29/00 12:00 AM	AIM Lifetime Plus II Variable Annuity
Ascent Asset Management (th/s	Allstate Life Insurance Co	ALFS, Inc.	06/30/00 12:00 AM		AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Askar Corp.	Allstate Life Insurance Co	ALFS, Inc.	04/01/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Asset Management Securities Co	Allstate Life Insurance Co	ALFS, Inc.	02/08/96 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Aster Investment Management C	Allstate Life Insurance Co	ALFS, Inc.	11/27/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity

Associated Financial Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	03/03/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Associated Financial Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/13/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Associated Investment Services	Allstate Life Insurance Co	ALFS, Inc.	03/01/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Associated Investment Services	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/28/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Associated Securities Corp.	Allstate Life Insurance Co	ALFS, Inc.	08/28/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Associated Securities Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/14/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Atlantic Group Securities Inc.	Allstate Life Insurance Co	ALFS, Inc.	07/12/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Aura Financial Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/03/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Aurora Financial Services, LLC	Allstate Life Insurance Co	ALFS, Inc.	10/06/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Avrum Securities Corp.	Allstate Life Insurance Co	ALFS, Inc.	03/05/99 12:00 AM	03/02/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
AXA Advisors, LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/27/05 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
B.C. Ziegler & Co.	Allstate Life Insurance Co	ALFS, Inc.	01/08/98 12:00 AM	08/14/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Bainbridge Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/02/04 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Banc of America Investment Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/21/04 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Banc of America Investment Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/01/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Banc of America Investment Services, Inc.	Allstate Life Insurance Co	Morgan Stanley	03/01/03 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity, Variable Annuity 3, Variable Annuity II
Bancnorth Investment Group, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/19/04 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
BancorpSouth Investment Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	05/01/02 12:00 AM		Allstate Provider Advantage Variable Annuity, Allstate Provider Extra Variable Annuity, Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
BancorpSouth Investment Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/13/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
BancWest Investment Services	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/03/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Bank United Securities Corp.	Allstate Life Insurance Co	ALFS, Inc.	03/16/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Bankers & Investors Co.	Allstate Life Insurance Co	ALFS, Inc.	11/08/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Barron, Chamberlain & Lecours, Inc.	Allstate Life Insurance Co	ALFS, Inc.	03/14/99 12:00 AM	03/02/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Barron, Chamberlain & Lecours, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/08/03 12:00 AM	03/02/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Bayside Financial, LLC	Allstate Life Insurance Co	ALFS, Inc.	08/16/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus Variable Annuity
BB&T Investment Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	07/01/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
BB&T Investment Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/22/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor
Beacon Group Financial Securities Corp.	Allstate Life Insurance Co	ALFS, Inc.	03/01/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Beaconsfield Financial Service	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/22/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Benefit Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	06/08/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Berthel, Fisher & Co. Fin. Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	01/10/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Berthel, Fisher & Co. Fin. Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/28/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Birchtree Financial Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/18/97 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Birchtree Financial Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/23/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Blue Street Securities, LLC	Allstate Life Insurance Co	ALFS, Inc.	10/25/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity
Bley Investments Group, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/17/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Blue Vase Securities, LLC	Allstate Life Insurance Co	ALFS, Inc.	05/28/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Blue Vase Securities, LLC	Allstate Life Insurance Co	ALFS, Inc.	10/08/01 12:00 AM		Allstate Provider Extra Variable Annuity, Allstate Provider Ultra Variable Annuity
Blue Vase Securities, LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/14/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
BMA Financial Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/05/99 12:00 AM		Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year
BNY Investment Center, Inc.	Allstate Life Insurance Co	ALFS, Inc.	06/08/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
BNY Investment Center, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/21/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
BOBC, Inc.	Allstate Life Insurance Co	ALFS, Inc.	03/01/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
BOBC, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/28/98 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
BPU Investment Group, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/01/05 12:00 AM		Allstate Advisor Plus, Allstate Advisor, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year
Brecek & Young Advisors, Inc.	Allstate Life Insurance Co	ALFS, Inc.	09/09/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Brecek & Young Advisors, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/12/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Brighton Securities Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/27/03 12:00 AM		Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Preferred 0 - Year
Brighton Securities Corp.	Allstate Life Insurance Co	Morgan Stanley	08/27/03 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
Broker Dealer Fin. Services Corp.	Allstate Life Insurance Co	ALFS, Inc.	01/17/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Broker Dealer Fin. Services Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/17/00 12:00 AM		Allstate Advisor, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Brookshire Securities Corp.	Allstate Life Insurance Co	ALFS, Inc.	07/17/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Brookstone Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	12/08/06 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus Variable Annuity
Brookstreet Securities Corporation	Allstate Life Insurance Co	ALFS, Inc.	04/07/97 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Brookstreet Securities Corporation	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/27/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Brookstreet Securities Corporation	Allstate Life Insurance Co	Morgan Stanley	08/27/99 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
Brown Advisory Securities	Allstate Life Insurance Co	ALFS, Inc.	11/08/03 12:00 AM		AIM Lifetime Plus II Variable Annuity
Bryn Mawr Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/13/97 12:00 AM	08/10/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Bryn Mawr Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/21/99 12:00 AM	08/10/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
BSC Securities, L.C.	Allstate Life Insurance Co	ALFS, Inc.	07/19/98 12:00 AM	07/14/99 12:00 AM	AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
BSC Securities, L.C.	Allstate Life Insurance Co	ALFS, Inc.	07/15/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
BSC Securities, L.C.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/08/03 12:00 AM		Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Buckton Investment Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/27/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Butler Freeman Tally Financial Group LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/20/04 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Butler, Wick & Co., Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/30/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Butler, Wick & Co., Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/11/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Buttonwood Partners, Inc.	Allstate Life Insurance Co	ALFS, Inc.	12/14/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
C.J.M. Planning Corp.	Allstate Life Insurance Co	ALFS, Inc.	01/22/98 12:00 AM	10/24/06 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
C.J.M. Planning Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/19/00 12:00 AM	10/24/06 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
C.R. Davis & Co.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/22/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Cadaret, Grant & Co., Inc.	Allstate Life Insurance Co	ALFS, Inc.	10/23/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Cadaret, Grant & Co., Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/28/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Cadaret, Grant & Co., Inc.	Allstate Life Insurance Co	Morgan Stanley	04/28/99 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity 3, Variable Annuity, Variable Annuity II
Cal Fed Investments	Allstate Life Insurance Co	ALFS, Inc.	04/30/99 12:00 AM	07/14/02 12:00 AM	Allstate Provider Ultra Variable Annuity
Cal Fed Investments	Allstate Life Insurance Co	ALFS, Inc.	07/19/02 12:00 AM	02/04/03 12:00 AM	Allstate Provider Ultra Variable Annuity
Cal Fed Investments	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/03/99 12:00 AM	02/04/03 12:00 AM	Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
California Financial Network, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/01/00 12:00 AM	02/24/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Callon & Associates, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/20/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Callon & Associates, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/04/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Cambridge Investment Research	Allstate Life Insurance Co	ALFS, Inc.	08/04/97 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Cambridge Investment Research	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/10/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Cambridge Investment Research	Allstate Life Insurance Co	Morgan Stanley	08/10/99 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity 3, Variable Annuity, Variable Annuity II
Cambridge Legacy Securities LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/31/05 12:00 AM		Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Cantella & Co., Inc.	Allstate Life Insurance Co	ALFS, Inc.	02/18/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Cantella & Co., Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/24/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Cap Pro Brokerage Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	02/13/01 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity

Cap Pro Brokerage Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/01/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Capitay Financial Services	Allstate Life Insurance Co	ALFS, Inc.	12/15/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity
Capital Analysts, Incorporated	Allstate Life Insurance Co	ALFS, Inc.	10/01/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Capital Analysts, Incorporated	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/09/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Capital Analysts, Incorporated	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/07/04 12:00 AM		Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Capital Brokerage Corporation	Allstate Life Insurance Co	ALFS, Inc.	03/21/00 12:00 AM	10/24/05 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Capital Brokerage Corporation	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/01/00 12:00 AM	10/25/05 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Capital Financial Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	07/19/96 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Capital Financial Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/05/02 12:00 AM	09/08/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Capital Financial Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/13/04 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Capital Investment Brokerage,	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/25/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Capital Investment Group	Allstate Life Insurance Co	ALFS, Inc.	03/29/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Capital Investment Group	Allstate Life Insurance Co	ALFS, Inc.	12/11/01 12:00 AM		Allstate Provider Advantage Variable Annuity, Allstate Provider Extra Variable Annuity, Allstate Provider Ultra Variable Annuity
Capital Investment Group	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/17/02 12:00 AM		Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Capital Investment Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/18/05 12:00 AM		Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Capital Securities Investment	Allstate Life Insurance Co	ALFS, Inc.	10/01/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Capital Securities of America, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/16/97 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Capital Securities of America, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/27/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Capital Select Investments, Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/21/99 12:00 AM	09/13/00 12:00 AM	Putnam Allstate Advisor
Capital Select Investments, Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/12/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Capital West Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/19/03 12:00 AM		AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Capital West Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/08/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Capitol Advisory Corporation	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/03/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Capitol Securities Management, Inc.	Allstate Life Insurance Co	ALFS, Inc.	12/31/01 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Capitol Securities Management, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/21/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Capwest Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/27/03 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity
Cardinal Capital Management, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/18/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Cardinal Investments, Inc.	Allstate Life Insurance Co	ALFS, Inc.	10/09/97 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Cardinal Investments, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/20/99 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Carey, Thomas, Hoover & Breault	Allstate Life Insurance Co	ALFS, Inc.	05/24/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Carillon Investments, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/21/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Carillon Investments, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/04/02 12:00 AM		Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Carter, Terry & Company, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/13/01 12:00 AM	03/01/04 12:00 AM	Allstate Provider Ultra Variable Annuity
Carter, Terry & Company, Inc.	Allstate Life Insurance Co	Morgan Stanley	03/03/06 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
Castlewood Securities LLC	Allstate Life Insurance Co	ALFS, Inc.	04/25/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Castlewood Securities LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/29/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
CBIZ Financial Solutions, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/03/06 12:00 AM		Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
CCO Investment Services Corp.	Allstate Life Insurance Co	ALFS, Inc.	05/24/99 12:00 AM	05/18/99 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
CCO Investment Services Corp	Allstate Life Insurance Co	ALFS, Inc.	06/20/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
CCO Investment Services Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/28/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Cedar Creek Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	12/13/02 12:00 AM	03/01/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Centaurus Financial Inc.	Allstate Life Insurance Co	ALFS, Inc.	10/13/96 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Centaurus Financial Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/20/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Centennial Capital Management, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/17/99 12:00 AM	12/18/01 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Centennial Securities Co., Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/23/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Centennial Securities Co., Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/18/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Century Securities Associates, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/11/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Century Securities Associates, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/28/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
CFD Investments, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/18/02 12:00 AM	03/03/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
CFD Investments, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/04/05 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
CFG Financial Associates, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/04/01 12:00 AM	03/03/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Chapman Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	12/23/97 12:00 AM	03/03/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Charter One Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/15/01 12:00 AM	08/19/02 12:00 AM	Allstate Provider Advantage Variable Annuity, Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
Charter One Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/23/02 12:00 AM	11/13/05 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Charter One Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/20/02 12:00 AM	11/13/05 12:00 AM	Allstate Provider Advantage Variable Annuity, Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
Charter One Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/21/99 12:00 AM	11/13/05 12:00 AM	Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Chase Investment Services Corp	Allstate Life Insurance Co	ALFS, Inc.	08/01/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Chase Investment Services Corp	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/01/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Chasem, Hand & Angeline, Inc.	Allstate Life Insurance Co	Morgan Stanley	02/06/06 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity 3, Variable Annuity, Variable Annuity II
Chittenden Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc	12/15/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Christopher Street Financial	Allstate Life Insurance Co	ALFS, Inc.	08/18/99 12:00 AM	03/03/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
CIBC World Markets Corp.	Allstate Life Insurance Co	ALFS, Inc.	09/28/99 12:00 AM	07/11/02 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
CIBC World Markets Corp.	Allstate Life Insurance Co	ALFS, Inc.	09/28/99 12:00 AM	07/12/02 12:00 AM	AIM Lifetime Enhanced Choice Variable Annuity
CIBC World Markets Corp.	Allstate Life Insurance Co	ALFS, Inc.	02/15/02 12:00 AM		Allstate Provider Advantage Variable Annuity, Allstate Provider Extra Variable Annuity, Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
CIBC World Markets Corp.	Allstate Life Insurance Co	ALFS, Inc.	07/18/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
CIBC World Markets Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/09/01 12:00 AM	07/11/02 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
CIBC World Markets Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/12/02 12:00 AM		Allstate Advisor, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Citicorp Investment Services	Allstate Life Insurance Co	ALFS, Inc.	11/18/02 12:00 AM		Allstate Provider Ultra Variable Annuity
Citicorp Investment Services	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/18/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Citigroup Global Markets, Inc.	Allstate Life Insurance Co	ALFS, Inc.	07/08/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Citigroup Global Markets, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/01/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Apex, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Citigroup Global Markets, Inc.	Allstate Life Insurance Co	Morgan Stanley	08/01/99 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity, Variable Annuity 3, Variable Annuity II
City Securities Corporation	Allstate Life Insurance Co	ALFS, Inc.	04/24/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
City Securities Corporation	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/31/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Clark Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/18/01 12:00 AM	03/08/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Clark-Bardes Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/08/02 12:00 AM	03/03/04 12:00 AM	Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Clary Investment & Insurance Planning Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/05/03 12:00 AM	03/16/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Clearing Services of America, Inc.	Allstate Life Insurance Co	ALFS, Inc.	06/16/97 12:00 AM	07/19/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Coburn & Meredith, Inc.	Allstate Life Insurance Co	Morgan Stanley	04/13/06 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity 3, Variable Annuity, Variable Annuity II
Colonial Brokerage, Inc.	Allstate Life Insurance Co	ALFS, Inc.	01/23/03 12:00 AM		Allstate Provider Advantage Variable Annuity, Allstate Provider Extra Variable Annuity, Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
Colonial Brokerage, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/16/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Colorado Investor Resources, Inc.	Allstate Life Insurance Co	ALFS, Inc.	03/03/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Comerica Securities	Allstate Life Insurance Co	ALFS, Inc.	02/01/95 12:00 AM	08/04/02 12:00 AM	Allstate Provider Advantage Variable Annuity, Allstate Provider Ultra Variable Annuity
Comerica Securities	Allstate Life Insurance Co	ALFS, Inc.	04/24/98 12:00 AM	08/16/02 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Comerica Securities	Allstate Life Insurance Co	ALFS, Inc.	08/04/02 12:00 AM		Allstate Provider Advantage Variable Annuity, Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
Comerica Securities	Allstate Life Insurance Co	ALFS, Inc.	08/16/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity

Comerica Securities	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/10/98 12:00 AM	09/18/02 12:00 AM	Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Comerica Securities	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/19/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Commerce Brokerage Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	11/12/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Commerce Brokerage Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/13/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Commerce Capital Markets, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/07/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, Allstate Provider Variable Annuity
Commonwealth Financial Network	Allstate Life Insurance Co	ALFS, Inc.	06/29/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Commonwealth Financial Network	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/18/98 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Apex
Community Financial Centers, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/27/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Community Investment Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/01/98 12:00 AM		AIM Lifetime Enhanced Choice Variable Annuity
Community Investment Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/30/05 12:00 AM		Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year
Compass Brokerage, Inc.	Allstate Life Insurance Co	ALFS, Inc.	12/31/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Compass Brokerage, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/08/97 12:00 AM	04/30/02 12:00 AM	Allstate Provider Variable Annuity
Compass Brokerage, Inc.	Allstate Life Insurance Co	ALFS, Inc.	05/01/02 12:00 AM		Allstate Provider Advantage Variable Annuity, Allstate Provider Extra Variable Annuity, Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
Compass Brokerage, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/01/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Comprehensive Asset Mgmt. & Servicing, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/11/04 12:00 AM		Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Conseco Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	02/12/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Conseco Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	01/14/00 12:00 AM		Allstate Provider Variable Annuity
Conseco Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/08/02 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Conservative Financial Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	02/28/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Conservative Financial Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/07/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Contemporary Financial Solutions, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/20/04 12:00 AM		Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year
Continental Broker-Dealer Corp	Allstate Life Insurance Co	ALFS, Inc.	02/25/02 12:00 AM	03/08/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Continental Capital Investment	Allstate Life Insurance Co	ALFS, Inc.	04/10/98 12:00 AM	03/03/02 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Continental Capital Investment	Allstate Life Insurance Co	ALFS, Inc.	07/13/98 12:00 AM	03/04/02 12:00 AM	AIM Lifetime Enhanced Choice Variable Annuity
Continental Capital Investment	Allstate Life Insurance Co	ALFS, Inc.	03/04/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Continental Capital Investment	Allstate Life Insurance Co	ALFS, Inc.	04/03/02 12:00 AM		Allstate Provider Advantage Variable Annuity, Allstate Provider Extra Variable Annuity, Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
Continental Capital Investment	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/04/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Cooper Malone McClain, Inc.	Allstate Life Insurance Co	ALFS, Inc.	10/01/01 12:00 AM		AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Cooper Malone McClain, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/11/05 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus
Coordinated Capital Securities	Allstate Life Insurance Co	ALFS, Inc.	01/29/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Cornell Co. Investment Services Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/01/99 12:00 AM	01/08/03 12:00 AM	Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Costa Financial Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/20/05 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus Variable Annuity
Costa Financial Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/20/05 12:00 AM		Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Countrywide Investment Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/08/00 12:00 AM	03/02/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
CPA Financial Advisors, Inc.	Allstate Life Insurance Co	ALFS, Inc.	12/17/99 12:00 AM	03/02/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
CPA Financial Advisors, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/01/00 12:00 AM	03/02/04 12:00 AM	Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Crowell, Weedon & Co.	Allstate Life Insurance Co	ALFS, Inc.	08/21/97 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Crowell, Weedon & Co.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/22/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Crown Capital Securities, L.P.	Allstate Life Insurance Co	ALFS, Inc.	07/21/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Crown Capital Securities, L.P.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/25/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
CUE	Allstate Life Insurance Co	ALFS, Inc.	09/17/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
CUE	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/11/04 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Cullum & Burks Securities	Allstate Life Insurance Co	ALFS, Inc.	11/09/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
CUNA Brokerage Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/01/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
CUNA Brokerage Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	02/08/02 12:00 AM		Allstate Provider Ultra Variable Annuity
CUNA Brokerage Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/05/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
CUSO Financial Services, L.P.	Allstate Life Insurance Co	ALFS, Inc.	12/23/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
CUSO Financial Services, L.P.	Allstate Life Insurance Co	ALFS, Inc.	02/11/02 12:00 AM		Allstate Provider Advantage Variable Annuity, Allstate Provider Extra Variable Annuity, Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
CUSO Financial Services, L.P.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/20/00 12:00 AM	09/25/02 12:00 AM	Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
CUSO Financial Services, L.P.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/26/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Cutter & Company, Inc.	Allstate Life Insurance Co	ALFS, Inc.	01/09/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Cutter & Company, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/24/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
D.A. Davidson & Co.	Allstate Life Insurance Co	ALFS, Inc.	09/18/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
D.A. Davidson & Co.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/21/00 12:00 AM		Allstate Advisor, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
D.A. Davidson & Co.	Allstate Life Insurance Co	Morgan Stanley	03/21/00 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
D.H. Hill Securities LLP	Allstate Life Insurance Co	ALFS, Inc.	01/02/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
D.J. Mesler & Associates, Inc.	Allstate Life Insurance Co	ALFS, Inc.	05/01/98 12:00 AM	03/02/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Dalton Strategic Investment Se	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/13/05 12:00 AM		Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Davenport & Company LLC	Allstate Life Insurance Co	ALFS, Inc.	03/31/97 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Davenport & Company LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/17/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
David A. Noyes & Co.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/04/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
David Lerner Associates, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/11/00 12:00 AM		Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year
Delta Asset Management Company	Allstate Life Insurance Co	ALFS, Inc.	08/28/98 12:00 AM	03/02/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Delta Equity Services Corp.	Allstate Life Insurance Co	ALFS, Inc.	03/13/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Delta Equity Services Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/14/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Delta Equity Services Corp.	Allstate Life Insurance Co	Morgan Stanley	08/14/01 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
Dempsey Financial Network, Inc	Allstate Life Insurance Co	ALFS, Inc.	08/25/01 12:00 AM	03/02/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Despain Financial Corporation	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/08/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Detwiler, Mitchell, Fenton & Graves, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/06/01 12:00 AM	03/08/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Deutsche Bank Securities, Inc	Allstate Life Insurance Co	ALFS, Inc.	10/01/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Deutsche Bank Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/19/04 12:00 AM		Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year
Deutsche Bank Securities, Inc.	Allstate Life Insurance Co	Morgan Stanley	07/19/04 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity, Variable Annuity 3, Variable Annuity II
DFC Investor Services	Allstate Life Insurance Co	ALFS, Inc.	04/16/01 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
DFC Investor Services	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/06/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Dime Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/08/02 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Dirigo Investments, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/28/00 12:00 AM	02/24/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Diversified Resources LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/01/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Diversified Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	11/12/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Diversified Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/21/99 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Diversified Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/11/04 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus
Domestic Financial Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/27/99 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Dominion Investor Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	03/21/97 12:00 AM	12/03/01 12:00 AM	AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Dominion Investor Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	12/03/01 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Dominion Investor Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/13/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Dougherty & Company, LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/11/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Dougherty & Company, LLC	Allstate Life Insurance Co	Morgan Stanley	09/11/03 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3

Dreher & Associates, Inc. (see Waterstone Fin. Gp.)	Allstate Life Insurance Co	ALFS, Inc.	01/29/98 12:00 AM	02/12/03 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Dreher & Associates, Inc. (see Waterstone Fin. Gp.)	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/13/98 12:00 AM	02/12/03 12:00 AM	Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Dunwoody Brokerage Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/22/98 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Eagle One Investments, LLC	Allstate Life Insurance Co	ALFS, Inc.	06/24/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Eagle One Investments, LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/23/98 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Edward Jones	Allstate Life Insurance Co	ALFS, Inc.	07/18/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Edward Jones	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/22/99 12:00 AM	07/08/01 12:00 AM	Putnam Allstate Advisor, Putnam Allstate Advisor Apex
Edward Jones	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/08/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Apex, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Edward Jones	Allstate Life Insurance Co	Morgan Stanley	07/08/01 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity, Variable Annuity 3, Variable Annuity II
E-Invest, Inc.	Allstate Life Insurance Co	ALFS, Inc.	06/28/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Elmer Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/08/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Emerson Bennett & Associates	Allstate Life Insurance Co	ALFS, Inc.	04/02/01 12:00 AM	03/02/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Empire Financial Group, Inc.	Allstate Life Insurance Co	ALFS, Inc.	07/08/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Empire Financial Group, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/17/99 12:00 AM	10/18/01 12:00 AM	Putnam Allstate Advisor
Empire Financial Group, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/17/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Empire Securities Corporation	Allstate Life Insurance Co	ALFS, Inc.	03/12/98 12:00 AM	01/01/02 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Empire Securities Corporation	Allstate Life Insurance Co	ALFS, Inc.	01/02/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Empire Securities Corporation	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/21/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Enerk Financial Services	Allstate Life Insurance Co	ALFS, Inc.	09/04/97 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Ensemble Financial Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/25/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
ePlanning Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/05/00 12:00 AM	08/24/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Equable Securities Corporation	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/16/98 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Equitas America, LLC	Allstate Life Insurance Co	ALFS, Inc.	02/25/99 12:00 AM	02/14/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Equitas America, LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/14/05 12:00 AM		Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year
Equity Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	03/01/96 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Equity Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	06/08/97 12:00 AM		AIM Lifetime Enhanced Choice Variable Annuity
Equity Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/29/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Essex Financial Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	01/22/04 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Essex Financial Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/03/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Essex National Securities, Inc	Allstate Life Insurance Co	ALFS, Inc.	11/27/00 12:00 AM		AIM Lifetime Plus II Variable Annuity
Essex National Securities, Inc	Allstate Life Insurance Co	ALFS, Inc.	01/22/01 12:00 AM		Allstate Provider Variable Annuity
Essex National Securities, Inc	Allstate Life Insurance Co	ALFS, Inc.	05/29/01 12:00 AM		AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Essex National Securities, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/04/98 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor
Essex National Securities, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/14/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Essex National Securities, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/03/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Essex National Securities, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/30/99 12:00 AM		Allstate Advisor Plus, Putnam Allstate Advisor
Essex National Securities, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/14/00 12:00 AM	06/03/08 12:00 AM	Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor
Essex National Securities, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/24/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Essex National Securities, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/16/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Essex National Securities, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/24/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Essex National Securities, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/05/03 12:00 AM		Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Eord Securities & Associates,	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/08/02 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor
Falbridge Securities Corporation	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/16/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Fairport Capital Inc.	Allstate Life Insurance Co	ALFS, Inc.	05/20/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Family Investors Company	Allstate Life Insurance Co	ALFS, Inc.	03/13/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Family Investors Company	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/29/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
FAS Wealth Management Services	Allstate Life Insurance Co	ALFS, Inc.	03/09/98 12:00 AM	09/27/99 12:00 AM	AIM Lifetime Plus Variable Annuity
FAS Wealth Management Services	Allstate Life Insurance Co	ALFS, Inc.	08/28/99 12:00 AM	08/18/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
FAS Wealth Management Services	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/21/99 12:00 AM	08/18/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
FBD Investment Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	09/03/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Fall & Company	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/07/05 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Ferris, Baker Watts, Inc.	Allstate Life Insurance Co	ALFS, Inc.	09/10/97 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Ferris, Baker Watts, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/01/98 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Ferris, Baker Watts, Inc.	Allstate Life Insurance Co	Morgan Stanley	07/01/98 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity, Variable Annuity 3, Variable Annuity II
FFP Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	03/19/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
FFP Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/30/98 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
FIA Capital Group, Inc.	Allstate Life Insurance Co	ALFS, Inc.	09/14/98 12:00 AM	03/08/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Fiducial Investment Advisors, Inc.	Allstate Life Insurance Co	ALFS, Inc.	07/30/01 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Fiducial Investment Advisors, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/13/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Field Logan & Company LLC	Allstate Life Insurance Co	ALFS, Inc.	02/07/00 12:00 AM	07/16/02 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity
Field Logan & Company LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/22/01 12:00 AM	07/16/02 12:00 AM	Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Field Logan & Company LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/09/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Fifth Third Securities	Allstate Life Insurance Co	ALFS, Inc.	03/12/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Fifth Third Securities	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/01/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
FMI Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	02/07/96 12:00 AM	08/25/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Financial America Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	07/18/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Financial America Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/24/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Financial Investments Analysts	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/01/00 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Financial Network Investment Corp.	Allstate Life Insurance Co	ALFS, Inc.	04/19/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Financial Network Investment Corp.	Allstate Life Insurance Co	ALFS, Inc.	07/07/03 12:00 AM		Allstate Provider Advantage Variable Annuity, Allstate Provider Extra Variable Annuity, Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
Financial Network Investment Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/06/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Apex, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Financial Network Investment Corp.	Allstate Life Insurance Co	Morgan Stanley	04/05/99 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity, Variable Annuity 3, Variable Annuity II
Financial Planning Consultants	Allstate Life Insurance Co	ALFS, Inc.	02/05/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Financial Planning Consultants	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/01/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Financial Security Management, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C	10/09/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Financial Telesis, Inc.	Allstate Life Insurance Co	ALFS, Inc.	03/01/98 12:00 AM	03/08/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Financial Telesis, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/01/98 12:00 AM	03/08/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Financial West Group	Allstate Life Insurance Co	ALFS, Inc.	04/10/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Financial West Group	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/28/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Financial World Corporation	Allstate Life Insurance Co	ALFS, Inc.	08/03/00 12:00 AM	03/08/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity
Fintegra, LLC	Allstate Life Insurance Co	ALFS, Inc.	04/29/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, Allstate Provider Ultra Variable Annuity
Fintegra, LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/07/98 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
First Allied Securities, Inc	Allstate Life Insurance Co	ALFS, Inc.	05/07/01 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
First Allied Securities, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/07/98 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Apex
First Allied Securities, Inc	Allstate Life Insurance Co	Morgan Stanley	05/07/98 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity, Variable Annuity 3, Variable Annuity II
First Brokerage America, L.L.C	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/20/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred

First Busey Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/29/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
First Citizens Financial Plus, Inc.	Allstate Life Insurance Co	ALFS, Inc.	10/13/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
First Citizens Investor Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/03/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
First Colonial Securities	Allstate Life Insurance Co	ALFS, Inc.	05/22/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
First Financial Equity Corp	Allstate Life Insurance Co	ALFS, Inc.	08/05/03 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
First Heartland Capital, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/30/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
First Heartland Capital, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/22/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Apex, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
First International Investment Corp.	Allstate Life Insurance Co	ALFS, Inc.	03/16/99 12:00 AM	09/02/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
First Lincoln Investments, Inc	Allstate Life Insurance Co	ALFS, Inc.	04/19/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
First Midamerica Investment Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/22/04 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
First Midwest Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	03/09/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
First Midwest Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C	09/17/03 12:00 AM		Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
First Montauk Securities Corp.	Allstate Life Insurance Co	ALFS, Inc.	04/29/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
First Montauk Securities Corp.	Allstate Life Insurance Co	ALFS, Inc.	04/17/97 12:00 AM		AIM Lifetime Enhanced Choice Variable Annuity
First Montauk Securities Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/17/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
First Securities USA, Inc.	Allstate Life Insurance Co	ALFS, Inc.	09/22/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
First Security Investments, Inc.	Allstate Life Insurance Co	ALFS, Inc.	09/13/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
First Security Investments, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/25/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
First Southeastern Securities Group Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/11/00 12:00 AM	02/14/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
First St. Louis Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/13/01 12:00 AM	02/24/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
First Tennessee Brokerage, Inc	Allstate Life Insurance Co	ALFS, Inc.	04/24/97 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
First Tennessee Brokerage, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/03/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Apex, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
First Union Securities (Terminated see Wachovia Sec.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/08/02 12:00 AM		Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year
First Western Advisors	Allstate Life Insurance Co	ALFS, Inc.	07/30/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
First Western Advisors	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/27/98 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
First Western Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	10/09/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
First Western Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/19/05 12:00 AM		Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
First Western Securities, Inc.	Allstate Life Insurance Co	Morgan Stanley	07/19/05 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity, Variable Annuity 3, Variable Annuity II
FirstAlert Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/14/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
FirstAlert Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/01/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
FSCL Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/03/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Fleet Investor Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	02/21/97 12:00 AM	07/17/00 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Fleet Investor Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	09/15/98 12:00 AM	03/29/02 12:00 AM	Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
Fleet Investor Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	07/18/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Fleet Investor Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	03/30/02 12:00 AM		Allstate Provider Advantage Variable Annuity, Allstate Provider Extra Variable Annuity, Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
Fleet Investor Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/01/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Five Star Investment Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	11/04/03 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Five Star Investment Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/08/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus
Fixed Selling Agreement	Allstate Life Insurance Co	ALFS, Inc.	10/01/97 12:00 AM		Allstate Provider Advantage Variable Annuity, Allstate Provider Extra Variable Annuity, Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
Florida Investment Advisors	Allstate Life Insurance Co	ALFS, Inc.	07/30/03 12:00 AM	11/11/03 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Florida Investment Advisors	Allstate Life Insurance Co	ALFS, Inc.	11/13/03 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
FMSBONDS, Inc.	Allstate Life Insurance Co	ALFS, Inc.	03/17/97 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
FNB Brokerage Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/03/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Focused Investments, L.L.C.	Allstate Life Insurance Co	ALFS, Inc.	08/27/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Focused Investments, L.L.C.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/07/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Foothill Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	06/27/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Foothill Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/08/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Forsyth Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	12/20/04 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Forsyth Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/20/04 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Fortune Financial Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/28/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Fortune Financial Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/08/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Four Seasons Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/18/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Fox & Company Investments Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/30/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Fox & Henry, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/18/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity
FPC, Inc.	Allstate Life Insurance Co	ALFS, Inc.	01/18/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
FPC, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/07/03 12:00 AM		Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year
Freedom Financial, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/26/02 12:00 AM	02/08/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Freedom Investors Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/24/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year
Froggatte & Company	Allstate Life Insurance Co	ALFS, Inc.	08/25/00 12:00 AM	02/08/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Frost Brokerage Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/01/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Frost Brokerage Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/06/03 12:00 AM		Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year
FSC Securities Corporation	Allstate Life Insurance Co	ALFS, Inc.	04/23/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
FSC Securities Corporation	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/19/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
FSC Securities Corporation	Allstate Life Insurance Co	Morgan Stanley	03/19/99 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
FutureShare Financial Division of Mellon Securities LLC	Allstate Life Insurance Co	ALFS, Inc.	09/25/01 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
FutureShare Financial Division of Mellon Securities LLC	Allstate Life Insurance Co	ALFS, Inc.	04/16/02 12:00 AM		Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
FutureShare Financial Division of Mellon Securities LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/01/01 12:00 AM		Allstate Advisor Plus, Allstate Advisor, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
G.A. Repple & Company	Allstate Life Insurance Co	ALFS, Inc.	03/13/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
G.A. Repple & Company	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/05/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
G.F. Investment Services, LLC	Allstate Life Insurance Co	ALFS, Inc	12/12/05 12:00 AM		AIM Lifetime Plus II Variable Annuity
G.F. Investment Services, LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/27/05 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus
G.L.S. & Associates, Inc.	Allstate Life Insurance Co	ALFS, Inc.	11/16/05 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal
Gardnier & Company, Inc.	Allstate Life Insurance Co	ALFS, Inc.	11/21/97 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Garther Financial Services, In	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/05/99 12:00 AM	02/24/04 12:00 AM	Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
GBS Financial Corporation	Allstate Life Insurance Co	Morgan Stanley	11/01/05 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity 3, Variable Annuity, Variable Annuity II
Geary & Geary	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/01/98 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Genesis Wealth Management, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/01/04 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Genesis Wealth Management, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/04/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
General Securities Corp	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/25/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Genworth Financial Securities Corp.	Allstate Life Insurance Co	ALFS, Inc.	04/26/00 12:00 AM	03/25/03 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Genworth Financial Securities Corp.	Allstate Life Insurance Co	ALFS, Inc.	03/25/03 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Genworth Financial Securities Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/13/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Genworth Financial Securities Corp.	Allstate Life Insurance Co	Morgan Stanley	02/13/02 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
Gedling Richards Securities Corp	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/20/04 12:00 AM		Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year
George K. Baum & Company	Allstate Life Insurance Co	ALFS, Inc.	09/13/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Gilford Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/10/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus

Gilford Securities, Inc.	Allstate Life Insurance Co	Morgan Stanley	12/10/03 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
Girard Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	09/27/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Girard Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/13/04 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Goelzer Investment Management, Inc.	Allstate Life Insurance Co	ALFS, Inc.	05/09/03 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus Variable Annuity
Gold Coast Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/09/03 12:00 AM		Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor Preferred 0 - Year
Golden Harris Capital Group, I	Allstate Life Insurance Co	ALFS, Inc.	04/09/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Gorlan Investment Group	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/10/02 12:00 AM		Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Gratton Financial Securities Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/09/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Gratton Financial Securities Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/09/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Graybill Investments	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/09/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Great American Advisors, Inc.	Allstate Life Insurance Co	ALFS, Inc.	07/03/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Great American Advisors, Inc.	Allstate Life Insurance Co	ALFS, Inc.	11/16/98 12:00 AM	01/29/01 12:00 AM	Allstate Provider Advantage Variable Annuity, Allstate Provider Extra Variable Annuity, Allstate Provider Ultra Variable Annuity
Great American Advisors, Inc.	Allstate Life Insurance Co	ALFS, Inc.	01/30/01 12:00 AM		Allstate Provider Advantage Variable Annuity, Allstate Provider Extra Variable Annuity, Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
Great American Advisors, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/08/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Great American Investors, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/13/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Great Southern Investments	Allstate Life Insurance Co	ALFS, Inc.	01/02/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Greater Community Financial, LLC	Allstate Life Insurance Co	ALFS, Inc.	08/13/02 12:00 AM	03/08/04 12:00 AM	Allstate Provider Advantage Variable Annuity, Allstate Provider Extra Variable Annuity, Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
Gregory J. Schwartz & Co., Inc	Allstate Life Insurance Co	ALFS, Inc.	05/20/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Gregory J. Schwartz & Co., Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/21/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Grodsky Associates, Inc.	Allstate Life Insurance Co	ALFS, Inc.	09/30/02 12:00 AM	03/08/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Gruntal & Co., L.L.C.	Allstate Life Insurance Co	ALFS, Inc.	07/11/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Gruntal & Co., L.L.C.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/09/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Guaranty Brokerage Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	10/01/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Guaranty Brokerage Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/09/01 12:00 AM		Allstate Provider Ultra Variable Annuity
Guaranty Brokerage Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/10/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Guardian Investor Services LLC	Allstate Life Insurance Co	ALFS, Inc.	08/11/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
GunnAllen Financial, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/15/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
GunnAllen Financial, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/17/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
G-W Brokerage Group, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/19/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
GWN Securities Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/07/06 12:00 AM		Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
H & R Block Financial Advisors	Allstate Life Insurance Co	ALFS, Inc.	03/12/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
H & R Block Financial Advisors	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/09/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Apex, Putnam Allstate Advisor Plus, Putnam Allstate Ad
H & R Block Financial Advisors	Allstate Life Insurance Co	Morgan Stanley	12/05/02 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
H. Beck, Inc.	Allstate Life Insurance Co	ALFS, Inc.	02/23/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
H. Beck, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/08/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
H.C. Denison Co.	Allstate Life Insurance Co	ALFS, Inc.	03/28/01 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
H.D. Brent & Company, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/29/99 12:00 AM	02/24/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
H.D. Vest Investment Securities	Allstate Life Insurance Co	ALFS, Inc.	08/13/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
H.D. Vest Investment Securities	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/20/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Apex, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Haas Financial Products, Inc.	Allstate Life Insurance Co	ALFS, Inc.	07/16/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Haas Financial Products, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/22/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Hackett Associates, Inc.	Allstate Life Insurance Co	ALFS, Inc.	07/19/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Hackett Associates, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/04/03 12:00 AM		Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Hagerty Stewart & Associates, LLC	Allstate Life Insurance Co	ALFS, Inc.	07/16/97 12:00 AM	10/10/03 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Hagerty Stewart & Associates, LLC	Allstate Life Insurance Co	ALFS, Inc.	10/10/03 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Hahn Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/23/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Hamilton Cavanaugh & Associates	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/08/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Hamilton Fairchild Securities	Allstate Life Insurance Co	ALFS, Inc.	11/16/98 12:00 AM	03/08/04 12:00 AM	AIM Lifetime Plus Variable Annuity
Hancock Investment Services Inc.	Allstate Life Insurance Co	ALFS, Inc.	05/14/99 12:00 AM	04/23/02 12:00 AM	Allstate Provider Advantage Variable Annuity, Allstate Provider Extra Variable Annuity, Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
Hancock Investment Services Inc.	Allstate Life Insurance Co	ALFS, Inc.	03/01/01 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity
Hancock Investment Services Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/24/02 12:00 AM		Allstate Provider Advantage Variable Annuity, Allstate Provider Extra Variable Annuity, Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
Hancock Investment Services Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/01/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus
Hancock Securities Group, LLC	Allstate Life Insurance Co	ALFS, Inc.	04/12/02 12:00 AM		AIM Lifetime Enhanced Choice Variable Annuity
Hancock Securities Group, LLC	Allstate Life Insurance Co	ALFS, Inc.	04/26/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Hancock Securities Group, LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/31/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Harbour Investments, Inc.	Allstate Life Insurance Co	ALFS, Inc.	03/02/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Harbour Investments, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/09/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Harger & Company, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/14/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Harold Dance Investments	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/11/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Harris Investor Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/09/05 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Harris investorline, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/23/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
HarrisDirect LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/23/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Harvest Capital LLC	Allstate Life Insurance Co	ALFS, Inc.	11/12/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity
Harvest Capital LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/18/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Hazard & Siegel, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/31/03 12:00 AM		Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year
Hazlett Burt & Watson, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/13/04 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
HDA Service Corporation	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/30/99 12:00 AM	03/19/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Heartland Investment Associates	Allstate Life Insurance Co	ALFS, Inc.	06/28/06 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Heather Agency, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/18/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Helms-Tillotson, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/01/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus Variable Annuity
Helms-Tillotson, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/07/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Hepin & Young Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/22/02 12:00 AM	02/24/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Hibernia Investments, L.L.C.	Allstate Life Insurance Co	ALFS, Inc.	02/09/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
High Mark Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/04/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Highland Financial, Ltd.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/24/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Hochman & Baker Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	01/15/98 12:00 AM	07/01/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Hochman & Baker Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/12/99 12:00 AM	07/01/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Homestead Financial, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/13/98 12:00 AM	03/08/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Horn Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	03/24/03 12:00 AM		AIM Lifetime Plus Variable Annuity
Horner, Townsend & Kent, Inc.	Allstate Life Insurance Co	ALFS, Inc.	05/05/97 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Horner, Townsend & Kent, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/01/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Horner, Townsend & Kent, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/01/99 12:00 AM	03/24/03 12:00 AM	Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Howe Barnes Investments, Inc.	Allstate Life Insurance Co	ALFS, Inc.	03/25/02 12:00 AM	03/08/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Howe Barnes Investments, Inc.	Allstate Life Insurance Co	Morgan Stanley	02/01/05 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
HSBC Securities (USA), Inc.	Allstate Life Insurance Co	ALFS, Inc.	06/26/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
HSBC Securities (USA), Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/22/00 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 3 - Year, Allstate Advisor, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus

Huntleigh Securities Corp.	Allstate Life Insurance Co	ALFS, Inc.	08/30/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Huntleigh Securities Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/01/98 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Apex, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
IBC Investments	Allstate Life Insurance Co	ALFS, Inc.	10/01/98 12:00 AM		Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
IBC Investments	Allstate Life Insurance Co	ALFS, Inc.	08/12/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
IBC Investments	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/25/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
ICBA Financial Services Corp.	Allstate Life Insurance Co	ALFS, Inc.	12/29/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
ICBA Financial Services Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/25/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
IFG Network Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/05/96 12:00 AM	12/01/03 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
IFG Network Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/19/99 12:00 AM	12/01/03 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
IFMG Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	05/01/97 12:00 AM	01/01/03 12:00 AM	AIM Lifetime Enhanced Choice Variable Annuity
IFMG Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	07/01/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
IFMG Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	05/01/02 12:00 AM		Allstate Provider Advantage Variable Annuity, Allstate Provider Extra Variable Annuity, Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
IFMG Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/01/99 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
IMI Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	12/23/96 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
IMI Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/01/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Independence Capital Company	Allstate Life Insurance Co	ALFS, Inc.	01/25/96 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Independence Capital Company	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/01/00 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Independence Planning Corp., Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/17/98 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Infinex Investments, Inc.	Allstate Life Insurance Co	ALFS, Inc.	09/10/97 12:00 AM	07/31/02 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Infinex Investments, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/01/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Infinex Investments, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/03/98 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
ING Financial Partners, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/23/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
ING Financial Partners, Inc.	Allstate Life Insurance Co	ALFS, Inc.	05/01/04 12:00 AM		Allstate Provider Advantage Variable Annuity, Allstate Provider Extra Variable Annuity, Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
ING Financial Partners, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/22/99 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Apex, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
ING Financial Partners, Inc.	Allstate Life Insurance Co	Morgan Stanley	02/22/99 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
Institutional Capital Management, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/13/98 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Institutional Securities Corpo	Allstate Life Insurance Co	ALFS, Inc.	03/28/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity
Intercarolina Financial Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/20/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Intercarolina Financial Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/11/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
International Capital Markets, Inc.	Allstate Life Insurance Co	ALFS, Inc.	10/20/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
International Money Management Group, Inc.	Allstate Life Insurance Co	ALFS, Inc.	01/19/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
International Money Management Group, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/29/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
International Research Securit	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/14/98 12:00 AM	02/24/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
InterSecurities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	01/29/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
InterSecurities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/04/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Intervest International Equities	Allstate Life Insurance Co	ALFS, Inc.	10/01/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Intervest International Equities	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/29/98 12:00 AM	10/21/02 12:00 AM	Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Intervest International Equities	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/22/02 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Intrust Brokerage, Inc.	Allstate Life Insurance Co	ALFS, Inc.	10/13/03 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Intrust Brokerage, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/09/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Invest Financial Corporation	Allstate Life Insurance Co	ALFS, Inc.	05/28/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Invest Financial Corporation	Allstate Life Insurance Co	ALFS, Inc.	11/01/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal
Invest Financial Corporation	Allstate Life Insurance Co	ALFS, Inc.	10/15/02 12:00 AM		Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
Invest Financial Corporation	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/25/99 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
InvestaCorp, Inc.	Allstate Life Insurance Co	ALFS, Inc.	03/09/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
InvestaCorp, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/12/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
InvestaCorp, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/12/99 12:00 AM	10/07/02 12:00 AM	Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Investment Advisors & Consultants, Inc.	Allstate Life Insurance Co	ALFS, Inc.	03/13/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Investment Advisors & Consultants, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/07/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Investment Affiliate, Inc.	Allstate Life Insurance Co	ALFS, Inc.	07/03/97 12:00 AM	03/08/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Investment Affiliate, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/16/00 12:00 AM	03/08/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Investment Architects, Inc.	Allstate Life Insurance Co	ALFS, Inc.	02/07/97 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Investment Centers of America	Allstate Life Insurance Co	ALFS, Inc.	01/30/95 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Investment Centers of America	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/25/99 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Investment Designers Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/25/00 12:00 AM	04/14/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Investment Designers Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/21/01 12:00 AM	04/14/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Investment Network, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/21/99 12:00 AM		Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Investment Planners, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/12/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Investment Professionals, Inc.	Allstate Life Insurance Co	ALFS, Inc.	07/12/96 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Investment Professionals, Inc.	Allstate Life Insurance Co	ALFS, Inc.	02/07/00 12:00 AM	04/15/02 12:00 AM	Allstate Provider Variable Annuity
Investment Professionals, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/16/02 12:00 AM		Allstate Provider Advantage Variable Annuity, Allstate Provider Extra Variable Annuity, Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
Investment Professionals, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/27/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Investment Professionals, Inc.	Allstate Life Insurance Co	Morgan Stanley	01/27/03 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
Investment Security Corp.	Allstate Life Insurance Co	ALFS, Inc.	05/16/03 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Investment Security Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/03/03 12:00 AM		Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Investor Strategies, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/03/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Investors Brokerage of Texas, LTD	Allstate Life Insurance Co	ALFS, Inc.	07/20/05 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus Variable Annuity
Investors Brokerage Services,	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/28/02 12:00 AM	03/08/04 12:00 AM	Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Investors Capital Corporation	Allstate Life Insurance Co	ALFS, Inc.	08/11/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Investors Capital Corporation	Allstate Life Insurance Co	ALFS, Inc.	02/26/01 12:00 AM		Allstate Provider Ultra Variable Annuity
Investors Capital Corporation	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/11/00 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Investors Capital Corporation	Allstate Life Insurance Co	Morgan Stanley	02/11/00 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity 3, Variable Annuity II
Investors Resources Group, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/16/04 12:00 AM		Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Investors Security Co., Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/16/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
InvestPrivate, Inc.	Allstate Life Insurance Co	ALFS, Inc.	02/20/02 12:00 AM		AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Iron Street Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	12/27/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
J. Scott Securities Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/23/05 12:00 AM		Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
J. W. Garrett & Co.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/08/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
J.J.B. Hilliard, W.L. Lyons, Inc.	Allstate Life Insurance Co	ALFS, Inc.	07/30/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity, Allstate Provider Variable Annuity
J.J.B. Hilliard, W.L. Lyons, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/26/99 12:00 AM		Allstate Advisor, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Apex, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
J.J.B. Hilliard, W.L. Lyons, Inc.	Allstate Life Insurance Co	Morgan Stanley	03/26/99 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
J.P. Turner & Company, LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/25/05 12:00 AM		Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
J.W. Cole Financial, Inc.	Allstate Life Insurance Co	ALFS, Inc.	09/26/03 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
J.W. Cole Financial, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/26/03 12:00 AM		Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year
Jackson, Shenkin & Sons Secu	Allstate Life Insurance Co	ALFS, Inc.	12/15/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity
Janney Montgomery Scott, LLC	Allstate Life Insurance Co	ALFS, Inc.	02/11/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity

Janney Montgomery Scott, LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/01/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Janney Montgomery Scott, LLC	Allstate Life Insurance Co	Morgan Stanley	05/01/99 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity 3, Variable Annuity II
JB Hanauer & Co.	Allstate Life Insurance Co	ALFS, Inc.	09/11/96 12:00 AM	03/03/98 12:00 AM	AIM Lifetime Plus Variable Annuity
JB Hanauer & Co.	Allstate Life Insurance Co	ALFS, Inc.	03/04/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
JB Hanauer & Co.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/28/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
JB Hanauer & Co.	Allstate Life Insurance Co	Morgan Stanley	05/28/99 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
Jefferson Pilot Securities Corp.	Allstate Life Insurance Co	ALFS, Inc.	08/07/97 12:00 AM	11/24/98 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Jefferson Pilot Securities Corp.	Allstate Life Insurance Co	ALFS, Inc.	11/25/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Jefferson Pilot Securities Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/17/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
John James Investments, Ltd.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/25/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Jonathan Roberts Financial Group, Inc.	Allstate Life Insurance Co	ALFS, Inc.	07/03/03 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Jonathan Roberts Financial Group, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/18/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
JRM Securities	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/21/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
K.W. Brown Investments	Allstate Life Insurance Co	ALFS, Inc.	08/18/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Kaplan & Co. Securities Inc.	Allstate Life Insurance Co	ALFS, Inc.	09/25/01 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
KCD Financial, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/13/04 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
KCD Financial, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/13/04 12:00 AM		Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Key Investment Services LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/15/06 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Kirkpatrick, Pettis, Smith, Po	Allstate Life Insurance Co	ALFS, Inc.	01/13/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Kirlin Securities Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/16/00 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor, Allstate Advisor Preferred 5 - Year
KMS Financial Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	01/16/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
KMS Financial Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/10/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
KMS Financial Services, Inc.	Allstate Life Insurance Co	Morgan Stanley	06/10/99 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity 3, Variable Annuity, Variable Annuity II
KNBT Securities	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/20/02 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Kovack Securities Inc.	Allstate Life Insurance Co	ALFS, Inc.	07/17/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Kovack Securities Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/22/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Kovack Securities Inc.	Allstate Life Insurance Co	Morgan Stanley	06/22/99 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
LAM Financial Services	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/28/00 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
L.M. Kohn & Company	Allstate Life Insurance Co	ALFS, Inc.	08/15/96 12:00 AM	03/18/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
L.O. Thomas & Co., Inc.	Allstate Life Insurance Co	ALFS, Inc.	07/16/01 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
L.O. Thomas & Co., Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/04/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Ladenburg, Thalmann & Co., Inc	Allstate Life Insurance Co	ALFS, Inc.	07/13/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Laguna Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/13/96 12:00 AM	04/08/03 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Landaas & company	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/13/05 12:00 AM		Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
LaSalle Financial Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/27/99 12:00 AM		AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
LaSalle Financial Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/30/99 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor
LaSalle St. Securities, L.L.C.	Allstate Life Insurance Co	ALFS, Inc.	10/01/97 12:00 AM	08/29/00 12:00 AM	AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
LaSalle St. Securities, L.L.C.	Allstate Life Insurance Co	ALFS, Inc.	08/30/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity, Allstate Provider Ultra Variable Annuity, Al
LaSalle St. Securities, L.L.C.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/18/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Lawson Financial Corporation	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/20/99 12:00 AM		Allstate Advisor, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Lebenthal & Co., Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/23/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Lebenthal & Co., Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/28/98 12:00 AM		AIM Lifetime Enhanced Choice Variable Annuity
Lebenthal & Co., Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/08/02 12:00 AM		Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Preferred 0 - Year
Legacy Financial Services, Inc	Allstate Life Insurance Co	ALFS, Inc.	11/13/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Legacy Financial Services, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/07/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Legacy Investor Services, LLC	Allstate Life Insurance Co	ALFS, Inc.	08/31/98 12:00 AM	03/08/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Legend Equities Corporation	Allstate Life Insurance Co	ALFS, Inc.	10/18/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Legend Equities Corporation	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/23/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Legg Mason Wood Walker, Inc.	Allstate Life Insurance Co	ALFS, Inc.	02/09/98 12:00 AM	08/13/08 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Legg Mason Wood Walker, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/08/02 12:00 AM	08/13/08 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Leigh Baldwin & Co., LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/14/03 12:00 AM		Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Leonard & Company	Allstate Life Insurance Co	ALFS, Inc.	08/18/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Leonard & Company	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/25/06 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Lesko Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/01/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
LFX Incorporated	Allstate Life Insurance Co	ALFS, Inc.	01/19/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity
Liberty Partners Financial Services, LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/06/06 12:00 AM		Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year
Linkmark Securities, Corp.	Allstate Life Insurance Co	ALFS, Inc.	01/16/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Linkmark Securities, Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/14/99 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Lincoln Financial Advisors Corp.	Allstate Life Insurance Co	ALFS, Inc.	08/14/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Lincoln Financial Advisors Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/12/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Lincoln Financial Advisors Corp.	Allstate Life Insurance Co	Morgan Stanley	08/12/99 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity, Variable Annuity 3, Variable Annuity II
Lincoln Investment Planning, Inc.	Allstate Life Insurance Co	ALFS, Inc.	09/03/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Lincoln Investment Planning, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/06/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Linsco/Private Ledger Corp.	Allstate Life Insurance Co	ALFS, Inc.	05/22/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Linsco/Private Ledger Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/05/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Apex, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allsta
Linsco/Private Ledger Corp.	Allstate Life Insurance Co	Morgan Stanley	05/05/99 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity, Variable Annuity 3, Variable Annuity II
Lion Financial Services	Allstate Life Insurance Co	ALFS, Inc.	10/28/99 12:00 AM	03/18/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Lieds Securities, Inc	Allstate Life Insurance Co	ALFS, Inc.	01/15/99 12:00 AM	03/08/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Lloyd, Scott & Valenti, LTD.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/25/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus
Lockwood Financial Services	Allstate Life Insurance Co	ALFS, Inc.	10/20/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Locust Street Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	11/21/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Locust Street Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/17/01 12:00 AM		Allstate Provider Extra Variable Annuity, Allstate Provider Ultra Variable Annuity
Locust Street Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/08/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Lombard Securities Inc.	Allstate Life Insurance Co	ALFS, Inc.	01/05/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity
Lombard Securities Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/14/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
London Pacific Securities, Inc	Allstate Life Insurance Co	ALFS, Inc.	10/17/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
London Pacific Securities, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/22/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
M & I Brokerage Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/28/03 12:00 AM		Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year
M & T Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/10/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
M & T Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/03/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
M Holdings Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	05/13/00 12:00 AM	03/08/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity
M Holdings Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/14/05 12:00 AM		Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
M. Griffith, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/04/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Plus
M. Hadley Securities	Allstate Life Insurance Co	ALFS, Inc.	01/15/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
M.L. Stern & Co., LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/16/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Magellan Securities Inc.	Allstate Life Insurance Co	ALFS, Inc.	07/27/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity

Main Street Management Company	Allstate Life Insurance Co	ALFS, Inc.	08/21/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Main Street Management Company	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/30/99 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Mansfield Securities Corp.	Allstate Life Insurance Co	ALFS, Inc.	08/01/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Mansfield Securities Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/08/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Maplewood Investment Advisors, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/08/04 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Marion Bass Securities Corpora	Allstate Life Insurance Co	ALFS, Inc.	08/14/98 12:00 AM	03/08/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Marion Bass Securities Corpora	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/14/98 12:00 AM	03/08/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Marquette Financial Group, Inc	Allstate Life Insurance Co	ALFS, Inc.	10/11/99 12:00 AM	08/20/02 12:00 AM	AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Marquette Financial Group, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/30/99 12:00 AM	08/20/02 12:00 AM	Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Mayflower Capital, LLC	Allstate Life Insurance Co	ALFS, Inc.	07/28/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
McDonald Investments, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/25/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
McDonald Investments, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/08/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
McGinn Smith & Co., Inc.	Allstate Life Insurance Co	ALFS, Inc.	10/11/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
MCL Financial Group, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/20/05 12:00 AM		Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year
McLaughlin, Piven, Vogel Secur	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/17/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Mechanics Investment Services,	Allstate Life Insurance Co	ALFS, Inc.	08/30/97 12:00 AM	03/08/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Mechanics Investment Services,	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/23/99 12:00 AM	03/08/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Medallion Equities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/01/99 12:00 AM	06/01/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Medallion Investment Services,	Allstate Life Insurance Co	ALFS, Inc.	12/02/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Medallion Investment Services,	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/21/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Mercantile Brokerage Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/03/03 12:00 AM		Allstate Advisor Plus, Allstate Advisor, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year
Merrill Lynch, Pierce, Fenner & Smith Inc.	Allstate Life Insurance Co	ALFS, Inc.	01/28/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Merrill Lynch, Pierce, Fenner & Smith Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/03/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Apex, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Merrill Lynch, Pierce, Fenner & Smith Inc.	Allstate Life Insurance Co	Morgan Stanley	03/03/01 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
Mesirow Financial, Inc.	Allstate Life Insurance Co	ALFS, Inc.	10/31/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Mesirow Financial, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/18/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Metropolitan Investment Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	11/27/00 12:00 AM	08/18/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Metropolitan Investment Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/30/01 12:00 AM	08/18/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Metropolitan Life Insurance Company	Allstate Life Insurance Co	ALFS, Inc.	01/02/01 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Metropolitan Life Insurance Company	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/30/01 12:00 AM	02/11/02 12:00 AM	Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Metropolitan Life Insurance Company	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/11/02 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Metropolitan Life Insurance Company	Allstate Life Insurance Co	Morgan Stanley	02/11/02 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
Meyers Associates, LP	Allstate Life Insurance Co	ALFS, Inc.	01/07/02 12:00 AM		AIM Lifetime Enhanced Choice Variable Annuity
Meyers Associates, LP	Allstate Life Insurance Co	ALFS, Inc.	03/03/02 12:00 AM		AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Michigan Securities Inc.	Allstate Life Insurance Co	ALFS, Inc.	03/28/01 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity
Michigan Securities Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/16/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Mid Atlantic Capital Corp.	Allstate Life Insurance Co	ALFS, Inc.	08/25/04 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Mid Atlantic Capital Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/25/04 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
MidAmerica Financial Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/01/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Mid-Atlantic Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/24/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
MidSouth Capital Inc.	Allstate Life Insurance Co	ALFS, Inc.	09/18/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Midwestern Securities Trading Co., LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/08/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Milestone Financial Services,	Allstate Life Insurance Co	ALFS, Inc.	08/30/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Miller/Ferguson Investments, Inc.	Allstate Life Insurance Co	ALFS, Inc.	09/16/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Miller/Ferguson Investments, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/27/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Miller Johnson Steichen Kinnard	Allstate Life Insurance Co	ALFS, Inc.	02/08/01 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Miller Johnson Steichen Kinnard	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/27/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Minnesota Valley Investments	Allstate Life Insurance Co	ALFS, Inc.	02/26/04 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal
Minnesota Valley Investments	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/08/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
MML Investors Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	12/23/97 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
MML Investors Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/16/99 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Preferred 3 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
MML Investors Services, Inc.	Allstate Life Insurance Co	Morgan Stanley	05/16/99 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
Moloney Securities Co., Inc	Allstate Life Insurance Co	ALFS, Inc.	08/27/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Moloney Securities Co., Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/18/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Money Concepts Capital Corp.	Allstate Life Insurance Co	ALFS, Inc.	02/19/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Money Concepts Capital Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/02/01 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
MONY Securities Corp.	Allstate Life Insurance Co	ALFS, Inc.	08/14/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
MONY Securities Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/30/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Apex, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Moors & Cabot, Inc.	Allstate Life Insurance Co	ALFS, Inc.	10/02/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Moors & Cabot, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/28/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Morgan Keegan & Company, Inc.	Allstate Life Insurance Co	ALFS, Inc.	12/28/95 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Morgan Keegan & Company, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/19/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Morgan Keegan & Company, Inc.	Allstate Life Insurance Co	Morgan Stanley	08/19/01 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
Morgan Stanley DW, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/16/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Morgan Stanley DW, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/29/03 12:00 AM		Putnam Allstate Advisor
Morgan Stanley DW, Inc.	Allstate Life Insurance Co	Morgan Stanley	10/01/93 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), Preferred Client VA, VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
Morris Group, Inc.	Allstate Life Insurance Co	ALFS, Inc.	01/07/04 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
MTL Equity Products, Inc.	Allstate Life Insurance Co	ALFS, Inc.	11/20/01 12:00 AM		AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
MTL Equity Products, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/23/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Multi-Financial Securities Corp.	Allstate Life Insurance Co	ALFS, Inc.	03/25/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Multi-Financial Securities Corp.	Allstate Life Insurance Co	ALFS, Inc.	06/01/04 12:00 AM		Allstate Provider Advantage Variable Annuity, Allstate Provider Extra Variable Annuity, Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
Multi-Financial Securities Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/30/99 12:00 AM		Allstate Advisor, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Multi-Financial Securities Corp.	Allstate Life Insurance Co	Morgan Stanley	04/30/99 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
Mutual Securities Inc.	Allstate Life Insurance Co	ALFS, Inc.	05/01/01 12:00 AM	03/08/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Mutual Securities Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/04/01 12:00 AM	03/08/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Mutual Service Corporation	Allstate Life Insurance Co	ALFS, Inc.	03/11/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Mutual Service Corporation	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/24/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Mutual Trust Company of America Securities	Allstate Life Insurance Co	ALFS, Inc.	04/04/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Mutual Trust Company of America Securities	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/19/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
MWA Financial Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	07/17/02 12:00 AM	03/08/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
MWA Financial Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/08/05 12:00 AM		AIM Lifetime Plus II Variable Annuity
MWA Financial Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/01/04 12:00 AM		Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
NatCity Investments, Inc.	Allstate Life Insurance Co	ALFS, Inc.	01/04/99 12:00 AM	01/21/02 12:00 AM	AIM Lifetime Plus II Variable Annuity
NatCity Investments, Inc.	Allstate Life Insurance Co	ALFS, Inc.	01/23/02 12:00 AM		AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
NatCity Investments, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/21/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Nathan & Lewis Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	10/28/96 12:00 AM	08/01/03 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity

Nathan & Lewis Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/08/99 12:00 AM	09/01/05 12:00 AM	Putnam Allstate Advisor, Putnam Allstate Advisor Apex, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
National Clearing Corp.	Allstate Life Insurance Co	ALFS, Inc.	12/22/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
National Planning Corporation	Allstate Life Insurance Co	ALFS, Inc.	05/16/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
National Planning Corporation	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/10/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
National Securities Corp.	Allstate Life Insurance Co	ALFS, Inc.	01/08/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
National Securities Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/28/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Nations Financial Group, Inc.	Allstate Life Insurance Co	ALFS, Inc.	03/16/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Nations Financial Group, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/22/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Nationwide Planning Associates Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/28/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
NBC Financial, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/02/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
NBC Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/29/02 12:00 AM	03/01/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
NCF Financial Services	Allstate Life Insurance Co	ALFS, Inc.	11/27/02 12:00 AM	01/01/05 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
NCF Financial Services	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/11/02 12:00 AM	01/01/05 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Neidiger Tucker Bruner Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/28/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Nelson Ivest Brokerage Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/07/98 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
NelsonField, Inc	Allstate Life Insurance Co	ALFS, Inc.	12/06/01 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Nestlerode & Co. Inc.	Allstate Life Insurance Co	ALFS, Inc.	03/27/01 12:00 AM	03/08/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity
Network 1 Financial Securities	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/30/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
New England Securities	Allstate Life Insurance Co	ALFS, Inc.	03/27/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
New England Securities	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/17/98 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
New England Securities	Allstate Life Insurance Co	Morgan Stanley	12/17/98 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity, Variable Annuity 3, Variable Annuity II
NewAlliance Investments, Inc.	Allstate Life Insurance Co	ALFS, Inc.	12/08/04 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
NewAlliance Investments, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/24/04 12:00 AM		Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Newbridge Securities Corp.	Allstate Life Insurance Co	ALFS, Inc.	03/20/02 12:00 AM		AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Newbridge Securities Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/11/03 12:00 AM		Putnam Allstate Advisor Preferred
Newbridge Securities Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/10/04 12:00 AM		Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Next Financial Group, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/16/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Next Financial Group, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/11/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
NFB Investment Services	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/07/01 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor
NFP Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	10/24/03 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
NFP Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/24/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
NFP Securities, Inc.	Allstate Life Insurance Co	Morgan Stanley	09/24/99 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity, Variable Annuity 3, Variable Annuity II
Nich Securities Corporation	Allstate Life Insurance Co	ALFS, Inc.	09/17/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Noble International Investment	Allstate Life Insurance Co	ALFS, Inc.	08/13/97 12:00 AM	03/14/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
North Ridge Securities Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/26/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Northeast Capital Mgmt. Inc.	Allstate Life Insurance Co	ALFS, Inc.	07/02/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Northeast Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	02/23/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Northeast Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/26/98 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Northland Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/01/99 12:00 AM	10/17/02 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Northland Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	12/16/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Northland Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/16/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Northstar Financial Partners, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/06/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Northwestern Mutual Investment	Allstate Life Insurance Co	ALFS, Inc.	03/11/02 12:00 AM		AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Northwestern Mutual Investment	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/21/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
NSA Securities Corporation	Allstate Life Insurance Co	ALFS, Inc.	10/18/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Nutmeg Securities, Ltd.	Allstate Life Insurance Co	ALFS, Inc.	12/29/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity
NYLife Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	11/15/04 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
NYLife Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/03/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Oak Brook Securities Corp.	Allstate Life Insurance Co	ALFS, Inc.	01/10/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Oak Tree Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	03/03/97 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Oakbrook Financial Group, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/25/00 12:00 AM	03/08/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Oberlin Financial Corp.	Allstate Life Insurance Co	ALFS, Inc.	08/03/01 12:00 AM	03/08/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Oberlin Financial Corp.	Allstate Life Insurance Co	ALFS, Inc.	06/12/04 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Oberlin Financial Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/11/05 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
OFG Financial Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	05/05/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
OFG Financial Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/08/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Ohring & Company, Inc.	Allstate Life Insurance Co	ALFS, Inc.	02/15/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Oglivie Security Advisors Corp	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/30/01 12:00 AM	03/08/04 12:00 AM	Allstate Advisor, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Ohio Savings Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc	08/28/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Ohio Savings Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	01/02/97 12:00 AM		Allstate Provider Variable Annuity
Ohio Savings Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/10/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Olde Economie Financial Consultants LTD	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/25/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
ONB Investment Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	07/12/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
ONB Investment Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/02/99 12:00 AM		Putnam Allstate Advisor
OneAmerica Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	07/25/02 12:00 AM		Allstate Provider Advantage Variable Annuity, Allstate Provider Extra Variable Annuity, Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
Online Brokerage Services	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/13/04 12:00 AM		Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Oppenheimer & Co., Inc.	Allstate Life Insurance Co	ALFS, Inc.	06/27/96 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Oppenheimer & Co., Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/23/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Oppenheimer & Co., Inc.	Allstate Life Insurance Co	Morgan Stanley	04/23/99 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity, Variable Annuity 3, Variable Annuity II
Oxford Financial Group	Allstate Life Insurance Co	ALFS, Inc	05/16/01 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Oxford Financial Group	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/13/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Pacific American Securities, LLC	Allstate Life Insurance Co	ALFS, Inc.	04/13/01 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Pacific American Securities, LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/29/98 12:00 AM		Allstate Advisor, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Pacific Financial Assoc., Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/08/01 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 3 - Year, Allstate Advisor, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Pacific Harbor Securities, Inc	Allstate Life Insurance Co	ALFS, Inc.	03/12/97 12:00 AM	03/08/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Pacific Harbor Securities, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/19/99 12:00 AM	03/08/04 12:00 AM	Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Pacific West Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/08/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Pacific West Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/29/00 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Packerland Brokerage Services,	Allstate Life Insurance Co	ALFS, Inc.	08/28/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Packerland Brokerage Services,	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/06/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Pan-American Financial Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	12/14/01 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Pan-American Financial Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	06/06/02 12:00 AM		AIM Lifetime Enhanced Choice Variable Annuity
Pan-American Financial Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/27/03 12:00 AM		Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Park Avenue Securities LLC	Allstate Life Insurance Co	ALFS, Inc.	05/01/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Park Avenue Securities LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/11/05 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Parker/Hunter Incorporated	Allstate Life Insurance Co	ALFS, Inc.	03/31/98 12:00 AM	08/24/05 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity

ParkerHunter Incorporated	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/29/01 12:00 AM	09/24/03 12:00 AM	Allstate Advisor Plus, Allstate Advisor, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Partnervest Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	09/10/02 12:00 AM	03/18/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Partnervest Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	11/16/04 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Partnervest Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/14/03 12:00 AM	03/18/04 12:00 AM	Allstate Advisor Plus, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Preferred 0 - Year
Partnervest Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/25/04 12:00 AM		Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Peak Investments, Inc.	Allstate Life Insurance Co	ALFS, Inc.	02/23/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Peak Investments, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/06/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
PCFTrade Securities	Allstate Life Insurance Co	ALFS, Inc.	04/07/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Peb Financial group, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/26/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Penn Center Investments, Inc.	Allstate Life Insurance Co	ALFS, Inc.	01/04/00 12:00 AM	03/08/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity
Penn Plaza Brokerage, Ltd.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/19/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
People's Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	09/11/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
People's Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/28/00 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor
Peregrine Financial & Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/10/01 12:00 AM	02/24/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Petersen Investments	Allstate Life Insurance Co	ALFS, Inc.	02/22/06 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus Variable Annuity
PFIC Securities Corporation	Allstate Life Insurance Co	ALFS, Inc.	02/18/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, Allstate Provider Advantage Variable Annuity, Allstate Provider Extra Variable An
PFIC Securities Corporation	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/02/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Piper Jaffray & Company	Allstate Life Insurance Co	ALFS, Inc.	11/30/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Piper Jaffray & Company	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/02/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Piper Jaffray & Company	Allstate Life Insurance Co	Morgan Stanley	10/02/00 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
Planmember Securities Corporation	Allstate Life Insurance Co	ALFS, Inc.	06/26/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Planmember Securities Corporation	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/01/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Pennell Futures, Inc.	Allstate Life Insurance Co	ALFS, Inc.	02/18/97 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Pennell Futures, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/21/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Parman Financial Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/22/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
PMG Securities Corporation	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/26/00 12:00 AM	08/04/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
PMK Securities & Research, Inc	Allstate Life Insurance Co	ALFS, Inc.	07/22/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
PNC Brokerage Corporation	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/18/00 12:00 AM	01/08/04 12:00 AM	Allstate Advisor, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Apex, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
PNC Investments LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/30/04 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Apex, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Polar Investment Counsel, Inc.	Allstate Life Insurance Co	ALFS, Inc.	10/30/03 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Polar Investment Counsel, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/30/02 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Polaris Financial Services	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/30/02 12:00 AM		Allstate Advisor, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year
Powell Johnson	Allstate Life Insurance Co	ALFS, Inc.	03/06/03 12:00 AM	08/10/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Powell Johnson	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/20/03 12:00 AM	08/10/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Preferred Securities Group, In	Allstate Life Insurance Co	ALFS, Inc.	04/17/98 12:00 AM	01/30/03 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Presidential Brokerage, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/14/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Presidential Brokerage, Inc	Allstate Life Insurance Co	Morgan Stanley	03/14/00 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity, Variable Annuity 3, Variable Annuity II
Pim Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	10/28/98 12:00 AM	03/23/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Prime Capital Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	11/05/98 12:00 AM		AIM Lifetime Enhanced Choice Variable Annuity
Prime Capital Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	09/05/97 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Prime Capital Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/10/03 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Primevest Financial Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	06/12/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Primevest Financial Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	05/12/98 12:00 AM	04/18/02 12:00 AM	Allstate Provider Advantage Variable Annuity, Allstate Provider Extra Variable Annuity, Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
Primevest Financial Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	01/25/02 12:00 AM		Allstate Provider Advantage Variable Annuity, Allstate Provider Extra Variable Annuity, Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
Primevest Financial Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/17/99 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Apex
Primevest Financial Services, Inc.	Allstate Life Insurance Co	Morgan Stanley	08/17/99 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
Primex, Inc.	Allstate Life Insurance Co	ALFS, Inc.	12/16/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Princeton Equity Securities, I	Allstate Life Insurance Co	ALFS, Inc.	03/12/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Princeton Equity Securities, I	Allstate Life Insurance Co	ALFS, Inc.	03/12/98 12:00 AM	03/12/99 12:00 AM	AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Princor Financial Services Corp.	Allstate Life Insurance Co	ALFS, Inc.	04/18/97 12:00 AM	08/27/02 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Princor Financial Services Corp.	Allstate Life Insurance Co	ALFS, Inc.	08/28/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Princor Financial Services Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/28/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Princor Financial Services Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/28/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Private Consulting Group, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/01/99 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
ProActive Investors Group, LLC	Allstate Life Insurance Co	ALFS, Inc.	11/25/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
ProEquities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	10/30/01 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
ProEquities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/30/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Professional Asset Management, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/30/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Pro-Integrity Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/31/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Pro-Integrity Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/20/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Prospera Financial Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	03/26/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Prospera Financial Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/14/98 12:00 AM	03/04/02 12:00 AM	Putnam Allstate Advisor Apex, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Prospera Financial Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/25/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Apex, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Prospera Financial Services, Inc.	Allstate Life Insurance Co	Morgan Stanley	03/25/02 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity 3, Variable Annuity, Variable Annuity II
Protected Investors of America	Allstate Life Insurance Co	Morgan Stanley	04/21/06 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
Prudential Securities Incorpor	Allstate Life Insurance Co	ALFS, Inc.	04/28/98 12:00 AM		AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Prudential Securities Incorpor	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/28/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor
Purshe Kaplan Sterling Investm	Allstate Life Insurance Co	ALFS, Inc.	10/30/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Purshe Kaplan Sterling Investm	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/04/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Putnam Retail Management Ltd. Partnership	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/03/98 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
QA3 Financial Corp.	Allstate Life Insurance Co	ALFS, Inc.	03/18/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
QA3 Financial Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/26/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Quest Capital Strategies, Inc.	Allstate Life Insurance Co	ALFS, Inc.	03/18/03 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Quest Capital Strategies, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/01/06 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Questar Capital Corporation	Allstate Life Insurance Co	ALFS, Inc.	08/29/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Questar Capital Corporation	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/03/00 12:00 AM	01/08/04 12:00 AM	Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Questar Capital Corporation	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/09/04 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Quick & Reilly, Inc.	Allstate Life Insurance Co	ALFS, Inc.	05/08/01 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity
Quick & Reilly, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/08/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
R. M. Stark & Co., Inc	Allstate Life Insurance Co	ALFS, Inc.	04/20/99 12:00 AM		AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
R.T. Jones Capital Equities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	01/08/03 12:00 AM		AIM Lifetime Plus II Variable Annuity
Rampart Financial Services, In	Allstate Life Insurance Co	ALFS, Inc.	07/20/00 12:00 AM	02/14/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity
Raymond James & Associates	Allstate Life Insurance Co	ALFS, Inc.	04/25/97 12:00 AM		AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity, Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
Raymond James & Associates	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/27/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Raymond James & Associates	Allstate Life Insurance Co	Morgan Stanley	11/27/00 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
Raymond James Financial Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/25/97 12:00 AM		AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity

Raymond James Financial Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	09/20/04 12:00 AM		Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
Raymond James Financial Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/27/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Apex, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allsta
Raymond James Financial Services, Inc.	Allstate Life Insurance Co	Morgan Stanley	11/27/00 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
RBC Dain Rauscher Inc.	Allstate Life Insurance Co	ALFS, Inc.	02/26/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
RBC Dain Rauscher Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/08/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
RBC Dain Rauscher Inc.	Allstate Life Insurance Co	Morgan Stanley	06/08/00 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
RCD Financial	Allstate Life Insurance Co	ALFS, Inc.	03/20/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
RD Capital Group, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/07/05 12:00 AM		Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year
RD Capital Group, Inc.	Allstate Life Insurance Co	Morgan Stanley	11/07/05 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
Red Capital Markets, Inc	Allstate Life Insurance Co	ALFS, Inc.	02/20/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Red Capital Markets, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/17/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Re-Direct Securities, Corp.	Allstate Life Insurance Co	ALFS, Inc.	01/05/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Re-Direct Securities, Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/03/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Regal Discount Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	06/08/05 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal
Regal Discount Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/10/05 12:00 AM		Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Regis Securities Corporation	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/20/03 12:00 AM		Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Reliance Securities, LLC	Allstate Life Insurance Co	ALFS, Inc.	07/27/04 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Reliance Securities, LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/27/04 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Resource Horizons Group, L.L.C.	Allstate Life Insurance Co	ALFS, Inc.	02/17/04 12:00 AM		AIM Lifetime Plus II Variable Annuity
RFCA Financial Services	Allstate Life Insurance Co	ALFS, Inc.	09/17/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Rhodes Securities, Inc	Allstate Life Insurance Co	ALFS, Inc.	02/04/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Rhodes Securities, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/21/03 12:00 AM		Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Rice Pontes Capital, Inc	Allstate Life Insurance Co	ALFS, Inc.	01/10/97 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Richard B. Vance & Company	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/19/00 12:00 AM	02/24/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Riverstone Wealth Management, Inc.	Allstate Life Insurance Co	Morgan Stanley	10/07/03 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity, Variable Annuity 3, Variable Annuity II
RMN Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/08/02 12:00 AM	03/16/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Robert W. Baird & Co. Incorporated	Allstate Life Insurance Co	ALFS, Inc.	01/30/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Robert W. Baird & Co. Incorporated	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/10/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Apex, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Robinson & Robinson, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/08/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Rodecker & Company, Investment	Allstate Life Insurance Co	ALFS, Inc.	08/11/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Romano Brothers & Co.	Allstate Life Insurance Co	ALFS, Inc.	11/01/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity
Rosenthal Collins Securities,	Allstate Life Insurance Co	ALFS, Inc.	03/28/01 12:00 AM	03/16/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Round Hill Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	03/17/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity
Round Hill Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/18/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Apex, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Royal Alliance Associates, Inc	Allstate Life Insurance Co	ALFS, Inc.	04/16/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Royal Alliance Associates, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/10/99 12:00 AM	04/16/02 12:00 AM	Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Royal Alliance Associates, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/16/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Apex, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Royal Alliance Associates, Inc	Allstate Life Insurance Co	Morgan Stanley	04/16/02 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity 3, Variable Annuity, Variable Annuity II
Royal Securities Company	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/21/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Rushmore Securities Corp.	Allstate Life Insurance Co	ALFS, Inc.	07/16/98 12:00 AM	08/02/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Russian River Financial Services	Allstate Life Insurance Co	ALFS, Inc.	08/16/99 12:00 AM	03/16/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Ryan Beck & Co.	Allstate Life Insurance Co	ALFS, Inc.	01/29/99 12:00 AM		Allstate Provider Advantage Variable Annuity, Allstate Provider Extra Variable Annuity, Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
Ryan Beck & Co.	Allstate Life Insurance Co	ALFS, Inc.	01/25/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Ryan Beck & Co.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/25/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Ryder Distributors, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/17/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus
SAL Financial Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	09/17/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
SAL Financial Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/20/02 12:00 AM		Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
SAL Insurance Agency	Allstate Life Insurance Co	ALFS, Inc.	04/29/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Sammons Securities Company, LLC	Allstate Life Insurance Co	ALFS, Inc.	05/20/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Sammons Securities Company, LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/05/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Sanders Morris Harris Inc	Allstate Life Insurance Co	ALFS, Inc.	08/08/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Sanders Morris Harris Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/07/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Sanstrum & Associates, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/07/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Sausley Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	01/10/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Sausley Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/08/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Sawtooth Securities, LLC	Allstate Life Insurance Co	ALFS, Inc.	04/02/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Saxony Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	10/01/03 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Saxony Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/14/03 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
SCF Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	07/17/00 12:00 AM	03/16/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
SCF Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/07/04 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Scott & Stringfellow, Inc.	Allstate Life Insurance Co	ALFS, Inc.	03/16/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Scott & Stringfellow, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/16/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Scott & Stringfellow, Inc.	Allstate Life Insurance Co	Morgan Stanley	03/16/00 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
Scott Planning Co., Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/03/01 12:00 AM	03/16/04 12:00 AM	Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Securian Financial Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	09/01/00 12:00 AM	01/27/02 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity
Securian Financial Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	01/28/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Securian Financial Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/19/99 12:00 AM	01/27/02 12:00 AM	Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Securian Financial Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/16/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Securities & Investment Planning Co.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/08/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Securities America, Inc.	Allstate Life Insurance Co	ALFS, Inc.	01/12/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Securities America, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/10/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Apex, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Securities America, Inc.	Allstate Life Insurance Co	Morgan Stanley	05/10/99 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity, Variable Annuity 3, Variable Annuity II
Securities Equity Group	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/22/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Securities Service Network, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/04/98 12:00 AM	08/30/00 12:00 AM	AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Securities Service Network, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/31/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Securities Service Network, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/25/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Securvest Securities, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/21/98 12:00 AM	03/08/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Sentinel Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	03/08/06 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus Variable Annuity
Sentinel Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/09/02 12:00 AM	07/14/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Sentra Securities Corporation	Allstate Life Insurance Co	ALFS, Inc.	04/22/98 12:00 AM	10/30/05 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Sentra Securities Corporation	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/15/99 12:00 AM	10/30/05 12:00 AM	Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Sentra Securities Corporation	Allstate Life Insurance Co	Morgan Stanley	07/15/99 12:00 AM	10/30/05 12:00 AM	Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
Shelman Securities Corp	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/08/03 12:00 AM		Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year
Shepard & Villarnez Securities,	Allstate Life Insurance Co	ALFS, Inc	03/25/03 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Sigma Financial Corporation	Allstate Life Insurance Co	ALFS, Inc.	01/29/98 12:00 AM	10/16/00 12:00 AM	AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Sigma Financial Corporation	Allstate Life Insurance Co	ALFS, Inc.	10/09/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity

Sigma Financial Corporation	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/29/98 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Sigma Financial Corporation	Allstate Life Insurance Co	Morgan Stanley	10/29/98 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity 2, Variable Annuity, Variable Annuity 3
Signal Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	12/03/97 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Signal Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/01/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Signator Investors, Inc	Allstate Life Insurance Co	ALFS, Inc.	12/18/00 12:00 AM		AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
SII Investments, Inc.	Allstate Life Insurance Co	ALFS, Inc.	01/26/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
SII Investments, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/10/98 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Smith Hayes Financial Services	Allstate Life Insurance Co	ALFS, Inc.	08/06/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus Variable Annuity
Smith Hayes Financial Services	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/10/04 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Smith, Brown & Groover, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/03/98 12:00 AM	10/28/05 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
SNC Capital Management Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/18/98 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Somerset Financial Group, Inc	Allstate Life Insurance Co	ALFS, Inc.	01/16/01 12:00 AM	08/18/04 12:00 AM	AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Somerset Financial Group, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/01/02 12:00 AM	08/18/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Sorrento Pacific Financial, LLC	Allstate Life Insurance Co	ALFS, Inc.	02/20/04 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Sorrento Pacific Financial, LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/20/04 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Source Capital Group, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/06/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Southeast Investments NA, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/22/03 12:00 AM		Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Southern Financial Group, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/11/97 12:00 AM	08/14/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
SouthTrust Securities	Allstate Life Insurance Co	ALFS, Inc.	02/20/03 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
SouthTrust Securities	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/21/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Southwest Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	10/27/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Southwest Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/13/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Southwest Securities, Inc.	Allstate Life Insurance Co	Morgan Stanley	07/12/99 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity, Variable Annuity 2, Variable Annuity 3
Spectrum Capital, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/17/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Spelman & Co., Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/22/98 12:00 AM	10/30/05 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Spelman & Co., Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/14/01 12:00 AM	10/30/05 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Spelman & Co., Inc	Allstate Life Insurance Co	Morgan Stanley	11/14/01 12:00 AM	10/30/05 12:00 AM	Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity 2, Variable Annuity, Variable Annuity 3
SSI Securities Inc.	Allstate Life Insurance Co	ALFS, Inc.	10/13/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
St. Bernard Financial Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/28/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus
Stanford Group Company	Allstate Life Insurance Co	ALFS, Inc.	02/23/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Stanford Group Company	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/26/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Stannard Financial Services, LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/21/98 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Stein Abbott and Company Inc.	Allstate Life Insurance Co	ALFS, Inc.	10/18/00 12:00 AM	10/19/02 12:00 AM	AIM Lifetime Enhanced Choice Variable Annuity
Stein Abbott and Company Inc.	Allstate Life Insurance Co	ALFS, Inc.	10/18/00 12:00 AM	07/20/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Stein Abbott and Company Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/20/98 12:00 AM	07/20/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Stephen A. Kohn & Associates,	Allstate Life Insurance Co	ALFS, Inc.	08/16/97 12:00 AM	09/18/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Stephens Inc.	Allstate Life Insurance Co	ALFS, Inc.	07/24/00 12:00 AM		AIM Lifetime Plus II Variable Annuity
Sterling Enterprises Group, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/21/00 12:00 AM	02/24/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Sterling Financial Investment	Allstate Life Insurance Co	ALFS, Inc.	11/21/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, Allstate Provider Variable Annuity
Sterling Financial Investment	Allstate Life Insurance Co	Allstate Distributors, L.L.C	11/14/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Sterne, Agee & Leach, Inc	Allstate Life Insurance Co	ALFS, Inc.	05/20/97 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Stifel, Nicolaus & Company, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/01/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Stifel, Nicolaus & Company, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/29/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Stifel, Nicolaus & Company, Inc.	Allstate Life Insurance Co	Morgan Stanley	03/29/00 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity 2, Variable Annuity, Variable Annuity 3
StillPoint Wealth Management, LLC	Allstate Life Insurance Co	ALFS, Inc.	09/24/04 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
StillPoint Wealth Management, LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/08/04 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Stipek Securities LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/08/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Stock Depot, Inc.	Allstate Life Insurance Co	ALFS, Inc.	07/22/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Stone & Youngberg, LLC	Allstate Life Insurance Co	Morgan Stanley	02/10/06 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity, Variable Annuity 2, Variable Annuity 3
Stuart Securities, Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/17/03 12:00 AM		Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Stuart Stone & Co, LLC	Allstate Life Insurance Co	ALFS, Inc.	04/14/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Sturdivant & Co, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/25/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Summit Brokerage Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	09/20/01 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Summit Brokerage Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/01/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Summit Equities, Inc.	Allstate Life Insurance Co	ALFS, Inc	04/28/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Summit Equities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/22/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
SunAmerica Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	05/14/97 12:00 AM	10/30/06 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
SunAmerica Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/08/01 12:00 AM	10/30/06 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Apex, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
SunAmerica Securities, Inc.	Allstate Life Insurance Co	Morgan Stanley	09/06/01 12:00 AM	10/30/06 12:00 AM	Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity 2, Variable Annuity, Variable Annuity 3
Sunset Financial Services, Inc	Allstate Life Insurance Co	ALFS, Inc.	01/20/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Sunset Financial Services, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/01/99 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Suntrust Capital Markets, Inc. dba Alexander Key Inves	Allstate Life Insurance Co	ALFS, Inc.	08/08/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Suntrust Capital Markets, Inc. dba Alexander Key Inves	Allstate Life Insurance Co	ALFS, Inc.	11/01/02 12:00 AM		Allstate Provider Advantage Variable Annuity, Allstate Provider Ultra Variable Annuity, STI Classic Variable Annuity
Suntrust Capital Markets, Inc. dba Alexander Key Inves	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/16/03 12:00 AM		Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
SunTrust Investment Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	10/02/98 12:00 AM	05/20/03 12:00 AM	Allstate Provider Advantage Variable Annuity, Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity, STI Classic Variable Annuity
SunTrust Investment Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	02/01/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
SunTrust Investment Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	05/21/03 12:00 AM		Allstate Provider Advantage Variable Annuity, Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity, STI Classic Variable Annuity
SunTrust Investment Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/01/03 12:00 AM		Allstate Advisor (STI), Allstate Advisor Preferred - 0 Year (STI), Allstate Advisor Preferred - 3 Year (STI), Allstate Advisor Preferred - 5 Year (STI), Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5
Superior Financial Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	11/13/02 12:00 AM	08/22/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Superior Financial Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/22/04 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Superior Financial Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/06/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Sutro & Co., Incorporated	Allstate Life Insurance Co	ALFS, Inc.	01/25/01 12:00 AM	03/11/02 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Sutro & Co., Incorporated	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/20/98 12:00 AM	03/11/02 12:00 AM	Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
SWBT Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/11/03 12:00 AM		Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year
SWS Financial Services	Allstate Life Insurance Co	ALFS, Inc.	08/10/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
SWS Financial Services	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/18/99 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
SWS Financial Services	Allstate Life Insurance Co	Morgan Stanley	05/19/99 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity 2, Variable Annuity, Variable Annuity 3
Symetra Investments Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/23/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Syndicated Capital, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/10/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Synergy Investment Group, LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/29/98 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Synovus Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/20/03 12:00 AM		Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
T.H.E. Financial Group, Ltd.	Allstate Life Insurance Co	ALFS, Inc.	11/18/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
T.H.E. Financial Group, Ltd.	Allstate Life Insurance Co	ALFS, Inc.	08/30/02 12:00 AM		Allstate Provider Ultra Variable Annuity
T.H.E. Financial Group, Ltd.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/08/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
T.J. Raney & Sons, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/08/03 12:00 AM		Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
TAG Securities, Inc	Allstate Life Insurance Co	ALFS, Inc.	01/10/02 12:00 AM		AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity

TCF Investments, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/04/01 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor
Technique Financial Services, LLC	Allstate Life Insurance Co	ALFS, Inc.	05/16/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity
Telero Securities Inc	Allstate Life Insurance Co	ALFS, Inc.	05/15/01 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
TFB Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/24/07 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
TFB Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/20/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
The Advisors Group, Inc	Allstate Life Insurance Co	ALFS, Inc.	04/14/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
The Concord Equity Group, LLC	Allstate Life Insurance Co	ALFS, Inc.	05/15/01 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
The Concord Equity Group, LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/09/05 12:00 AM		Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
The Equalized Estate, LTD	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/01/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
The Feller Company, Inc.	Allstate Life Insurance Co	ALFS, Inc.	12/16/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity
The First American Investment	Allstate Life Insurance Co	ALFS, Inc.	01/30/98 12:00 AM	03/08/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
The Huntington Investment Corp	Allstate Life Insurance Co	ALFS, Inc.	12/13/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
The Investment Center, Inc.	Allstate Life Insurance Co	ALFS, Inc.	02/16/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
The Investment Center, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/23/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
The Investment Counsel Company of Nevada	Allstate Life Insurance Co	ALFS, Inc.	01/28/04 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
The Key Group Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/28/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
The Leaders Group, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/14/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
The Leaders Group, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/20/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
The Logan Group Securities	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/18/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
The Noble House Financial Grou	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/13/99 12:00 AM	03/08/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
The O.N. Equity Sales Co.	Allstate Life Insurance Co	ALFS, Inc.	02/11/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
The O.N. Equity Sales Co.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/03/04 12:00 AM		Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
The Oak Ridge Financial Services Group, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/03/00 12:00 AM	02/24/04 12:00 AM	Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
The Partners Financial Group, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/04/02 12:00 AM	02/24/04 12:00 AM	Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year
The Seidler Companies Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/26/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
The Shemano Group, Inc.	Allstate Life Insurance Co	ALFS, Inc.	11/26/03 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
The Shemano Group, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/26/03 12:00 AM		Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
The Strategic Alliance Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/01/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
The Strategic Financial Alliance, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/26/04 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
The Strategic Financial Alliance, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/25/04 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
The Williams Financial Group	Allstate Life Insurance Co	ALFS, Inc.	07/07/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
The Williams Financial Group	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/07/00 12:00 AM	07/21/03 12:00 AM	Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
The Williams Financial Group	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/22/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Thomas Group Capital	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/14/05 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Thurston, Springer, Miller, Herd & Titak, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/21/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Thurston, Springer, Miller, Herd & Titak, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/26/03 12:00 AM		Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Tower Square Securities, Inc	Allstate Life Insurance Co	ALFS, Inc.	05/18/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity
Tower Square Securities, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/12/00 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Tower Square Securities, Inc	Allstate Life Insurance Co	Morgan Stanley	05/12/00 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity 2, Variable Annuity, Variable Annuity 3
Tradestar Investments Inc	Allstate Life Insurance Co	ALFS, Inc.	07/16/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Transam Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	03/08/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Transam Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/28/98 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Transamerica Financial Advisors, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/22/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Transamerica Financial Advisors, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/26/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Transglobal Capital Corporation	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/28/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Triad Advisors, Inc.	Allstate Life Insurance Co	ALFS, Inc.	05/15/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Triad Advisors, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/15/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Triangle Securities, LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/15/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
TriQuest Financial	Allstate Life Insurance Co	ALFS, Inc.	07/17/00 12:00 AM	05/01/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Troy Financial Invest. Serv. Group, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/15/99 12:00 AM	09/10/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
True North Financial Services,	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/06/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Trusted Securities Advisors Corp.	Allstate Life Insurance Co	ALFS, Inc.	08/09/01 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Trusted Securities Advisors Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/09/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Apex, Putnam Allstate Advisor Preferred
Trustfirst, Inc	Allstate Life Insurance Co	ALFS, Inc.	04/12/01 12:00 AM	03/16/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
U. S. Bancorp Investments, Inc	Allstate Life Insurance Co	ALFS, Inc.	05/08/01 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
U. S. Bancorp Investments, Inc	Allstate Life Insurance Co	ALFS, Inc.	01/03/03 12:00 AM		Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
U. S. Bancorp Investments, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/08/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
UBS Financial Services Inc.	Allstate Life Insurance Co	ALFS, Inc.	02/02/99 12:00 AM		AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
UBS Financial Services Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/28/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Apex, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
UBS Financial Services Inc.	Allstate Life Insurance Co	Morgan Stanley	02/28/03 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity, Variable Annuity 3, Variable Annuity II
UCB Investment Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	09/01/04 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
UMB Scout Brokerage Services,	Allstate Life Insurance Co	ALFS, Inc.	03/22/95 12:00 AM		Allstate Provider Advantage Variable Annuity, Allstate Provider Extra Variable Annuity, Allstate Provider Ultra Variable Annuity
UMB Scout Brokerage Services,	Allstate Life Insurance Co	ALFS, Inc.	11/05/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
UMB Scout Brokerage Services,	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/28/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
UnionBanc Investment Services LLC	Allstate Life Insurance Co	ALFS, Inc.	12/29/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
UnionBanc Investment Services LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/29/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus
United Brokerage Services, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/22/03 12:00 AM		Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year
United Heritage Financial Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	01/16/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
United Heritage Financial Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/25/04 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
United Planners Financial Services of America, LP	Allstate Life Insurance Co	ALFS, Inc.	03/05/01 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
United Planners Financial Services of America, LP	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/16/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
United Securities Alliance, Inc.	Allstate Life Insurance Co	ALFS, Inc.	02/12/03 12:00 AM	02/12/03 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
United Securities Alliance, Inc.	Allstate Life Insurance Co	ALFS, Inc.	02/13/03 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
United Securities Alliance, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/21/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Univest Investments, Inc.	Allstate Life Insurance Co	ALFS, Inc.	07/07/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Univest Investments, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/07/99 12:00 AM		Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Univest Securities, Inc. dba Universal Fin. Group	Allstate Life Insurance Co	ALFS, Inc.	07/16/99 12:00 AM	02/16/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Univest Securities, Inc. dba Universal Fin. Group	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/08/02 12:00 AM	02/16/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
USA Financial Securities Corp	Allstate Life Insurance Co	ALFS, Inc.	08/08/01 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
USA Financial Securities Corp	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/10/01 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
USAllianz Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	12/12/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
USAllianz Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/11/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
USAllianz Securities, Inc.	Allstate Life Insurance Co	Morgan Stanley	01/11/00 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity, Variable Annuity 3, Variable Annuity II
USB Securities, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/30/99 12:00 AM	02/24/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Uvest Financial Services Group, Inc.	Allstate Life Insurance Co	ALFS, Inc.	02/14/96 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Uvest Financial Services Group, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/01/00 12:00 AM	07/07/03 12:00 AM	Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity

Uvest Financial Services Group, Inc.	Allstate Life Insurance Co	ALFS, Inc.	03/08/02 12:00 AM		Allstate Provider Advantage Variable Annuity, Allstate Provider Extra Variable Annuity, Allstate Provider Ultra Variable Annuity, Allstate Provider Variable Annuity
Uvest Financial Services Group, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/18/98 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Apex, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Uvest Financial Services Group, Inc.	Allstate Life Insurance Co	Morgan Stanley	05/19/99 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
Valic Financial Advisors, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/08/00 12:00 AM		Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Valley Forge Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/28/97 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Valley National Investments, Inc.	Allstate Life Insurance Co	ALFS, Inc.	01/01/97 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Valmark Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	07/14/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Valmark Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/27/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Vanderbilt Securities	Allstate Life Insurance Co	ALFS, Inc.	03/04/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Vanderbilt Securities	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/23/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Vanguard Capital	Allstate Life Insurance Co	ALFS, Inc.	11/05/97 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Veravest Investments, Inc.	Allstate Life Insurance Co	ALFS, Inc.	02/10/00 12:00 AM	03/08/06 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Veravest Investments, Inc.	Allstate Life Insurance Co	ALFS, Inc.	01/11/02 12:00 AM	03/08/06 12:00 AM	Allstate Provider Advantage Variable Annuity, Allstate Provider Extra Variable Annuity, Allstate Provider Ultra Variable Annuity
Veravest Investments, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/07/00 12:00 AM	03/08/06 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Vertical Financial, LLC	Allstate Life Insurance Co	ALFS, Inc.	01/08/02 12:00 AM		AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Vertical Financial, LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/17/02 12:00 AM		Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Verity Investments, Inc.	Allstate Life Insurance Co	ALFS, Inc.	09/30/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Verity Investments, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/24/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Vestax Securities Corporation	Allstate Life Insurance Co	ALFS, Inc.	01/22/98 12:00 AM	12/31/03 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Vestax Securities Corporation	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/28/02 12:00 AM	12/31/03 12:00 AM	Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor
Vision Investment Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	10/01/98 12:00 AM		AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, Allstate Provider Variable Annuity
Vision Investment Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/22/03 12:00 AM		Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year
Vaun Securities Corporation,	Allstate Life Insurance Co	ALFS, Inc.	03/22/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Vaun Securities Corporation,	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/14/00 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor
VSR Financial Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	01/11/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
VSR Financial Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/08/02 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Apex, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
VSR Financial Services, Inc.	Allstate Life Insurance Co	Morgan Stanley	02/08/02 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
Wachovia Securities Financial Network, LLC	Allstate Life Insurance Co	ALFS, Inc.	01/02/01 12:00 AM	09/11/02 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Wachovia Securities Financial Network, LLC	Allstate Life Insurance Co	ALFS, Inc.	08/12/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity, Allstate Provider Ultra Variable Annuity
Wachovia Securities Financial Network, LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/20/01 12:00 AM	09/11/02 12:00 AM	Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Wachovia Securities Financial Network, LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/12/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allsta
Wachovia Securities Financial Network, LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/13/02 12:00 AM	12/17/03 12:00 AM	Putnam Allstate Advisor, Putnam Allstate Advisor Apex, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Wachovia Securities Financial Network, LLC	Allstate Life Insurance Co	Morgan Stanley	08/13/02 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity, Variable Annuity 3, Variable Annuity II
Wachovia Securities, LLC	Allstate Life Insurance Co	ALFS, Inc.	08/12/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity, Allstate Provider Ultra Variable Annuity
Wachovia Securities, LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/03/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Apex, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Wachovia Securities, LLC	Allstate Life Insurance Co	Morgan Stanley	05/03/99 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
Wall Street Financial Group, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/01/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Wall Street Financial Group, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/04/00 12:00 AM		Putnam Allstate Advisor Plus
Wall Street Financial Group, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/14/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Walnut Street Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/01/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Walnut Street Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/16/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Apex, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Walnut Street Securities, Inc.	Allstate Life Insurance Co	Morgan Stanley	03/16/99 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity, Variable Annuity 3, Variable Annuity II
Warner Financial International, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/01/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Warner Financial International, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/05/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Warner Group, Inc.	Allstate Life Insurance Co	ALFS, Inc.	11/04/97 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Wasserman & Associates	Allstate Life Insurance Co	ALFS, Inc.	08/15/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Waters, Parkerson & Co., Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/25/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Waterstone Financial Group, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/01/98 12:00 AM	12/18/02 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Waterstone Financial Group, Inc.	Allstate Life Insurance Co	ALFS, Inc.	12/16/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Waterstone Financial Group, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/07/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Wayne Hummer Investments, L.L.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/23/03 12:00 AM		Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Waypoint Brokerage Services	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/20/00 12:00 AM	08/04/03 12:00 AM	Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
WBB Securities, LLC	Allstate Life Insurance Co	ALFS, Inc.	05/01/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
WBB Securities, LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/29/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Wealth Equity Corporation	Allstate Life Insurance Co	ALFS, Inc.	11/09/98 12:00 AM	02/14/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus Variable Annuity
Wealth Equity Corporation	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/05/99 12:00 AM	02/14/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Webster Investment Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	11/28/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Webster Investment Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/16/99 12:00 AM		Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Wedbush Morgan Securities, Inc	Allstate Life Insurance Co	ALFS, Inc	10/10/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Wedbush Morgan Securities, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/08/98 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Wedbush Morgan Securities, Inc	Allstate Life Insurance Co	Morgan Stanley	08/08/98 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity, Variable Annuity 3, Variable Annuity II
Wedgewood Partners, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/18/97 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Weitzel Financial Services, In	Allstate Life Insurance Co	ALFS, Inc.	12/17/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Weller, Anderson & Co., Ltd.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/14/00 12:00 AM		Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year
Wellington Investment Services, Corp.	Allstate Life Insurance Co	ALFS, Inc.	12/28/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Wellington Investment Services, Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/25/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Wells Fargo Brokerage Services, LLC	Allstate Life Insurance Co	ALFS, Inc.	02/01/99 12:00 AM		AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Wells Fargo Brokerage Services, LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	11/27/00 12:00 AM		Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Wells Fargo Brokerage Services, LLC	Allstate Life Insurance Co	Morgan Stanley	11/27/00 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
Wells Fargo Investments, LLC	Allstate Life Insurance Co	ALFS, Inc	12/03/01 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Wells Fargo Investments, LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	05/10/00 12:00 AM		Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
Wells Fargo Investments, LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/28/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Wells Fargo Investments, LLC	Allstate Life Insurance Co	Morgan Stanley	01/28/02 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity 3, Variable Annuity, Variable Annuity II
Wescom Financial Services	Allstate Life Insurance Co	ALFS, Inc.	07/15/04 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus Variable Annuity
Wescom Financial Services	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/15/04 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Westamerica Investment Group	Allstate Life Insurance Co	ALFS, Inc.	04/08/98 12:00 AM	07/01/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Westamerica Investment Group	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/27/99 12:00 AM	07/01/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Westcott Securities LLC	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/14/03 12:00 AM	03/18/04 12:00 AM	Allstate Advisor Plus, Allstate Advisor, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year
Western International Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/07/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Westminster Financial Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	05/11/04 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Westminster Financial Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/28/05 12:00 AM		Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
WFP Securities	Allstate Life Insurance Co	ALFS, Inc.	01/22/02 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Wharton Equity Corp.	Allstate Life Insurance Co	ALFS, Inc.	05/26/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Wharton Equity Corp.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/23/03 12:00 AM		Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Whitehall-Parker Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	12/10/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Whitehall-Parker Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	06/22/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred

Wilbanks Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	09/08/04 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Wilbanks Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/14/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Wilbanks Securities, Inc.	Allstate Life Insurance Co	Morgan Stanley	02/14/02 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity II, Variable Annuity, Variable Annuity 3
Wiley Bros.-Aintree Capital, LLC	Allstate Life Insurance Co	ALFS, Inc.	07/22/03 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
William Blair & Co., LLC	Allstate Life Insurance Co	ALFS, Inc.	09/30/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
William E. Hopkins & Associates	Allstate Life Insurance Co	ALFS, Inc.	09/03/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
William R. Hough & Company	Allstate Life Insurance Co	ALFS, Inc.	11/18/03 12:00 AM	03/08/04 12:00 AM	AIM Lifetime Plus II Variable Annuity
William R. Hough & Company	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	10/08/02 12:00 AM	03/08/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Wilmington Brokerage Services	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/01/03 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus
Windward Securities Corporation	Allstate Life Insurance Co	ALFS, Inc.	07/29/04 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Windward Securities Corporation	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/29/04 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Winebrenner Capital Partners	Allstate Life Insurance Co	ALFS, Inc.	09/10/02 12:00 AM	03/16/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Winebrenner Capital Partners	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/18/02 12:00 AM	03/16/04 12:00 AM	Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Winebrenner Capital Partners	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/28/04 12:00 AM		Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
WM Financial Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	10/12/97 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
WM Financial Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/07/01 12:00 AM		Putnam Allstate Advisor
WNA Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	09/13/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Wood (Arthur W.) Company, Inc	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	09/29/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Woodbury Financial Services, Inc.	Allstate Life Insurance Co	ALFS, Inc.	04/03/01 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Woodbury Financial Services, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	12/01/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Workman Securities Corporation	Allstate Life Insurance Co	ALFS, Inc.	08/16/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Workman Securities Corporation	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/30/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
World Choice Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/29/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
World Choice Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/20/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
World Group Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/16/02 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Allstate Advisor, Allstate Advisor Plus, Putnam Allstate Advisor Plus, Putnam Allstate Advisor, Putnam Allstate Advisor Preferred
World Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	12/08/98 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
WRP Investments, Inc.	Allstate Life Insurance Co	ALFS, Inc.	11/20/97 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
WRP Investments, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	02/08/02 12:00 AM		Allstate Advisor Plus, Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
WS Griffith Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	03/02/01 12:00 AM	08/03/03 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
WS Griffith Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/04/02 12:00 AM	04/21/05 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
WS Griffith Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	04/22/99 12:00 AM	08/03/02 12:00 AM	Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
WS Griffith Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/04/02 12:00 AM	04/21/05 12:00 AM	Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Plus
Wunderlich Securities Inc.	Allstate Life Insurance Co	ALFS, Inc.	12/03/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Plus II Variable Annuity
Wunderlich Securities Inc.	Allstate Life Insurance Co	Morgan Stanley	02/13/06 12:00 AM		Allstate Variable Annuity (B Share), Allstate Variable Annuity (L Share), VA 2 Asset Manager, VA 3 Asset Manager, Variable Annuity, Variable Annuity II, Variable Annuity II
Wyoming Financial Securities, Inc.	Allstate Life Insurance Co	ALFS, Inc.	08/02/00 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
Wyoming Financial Securities, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/02/00 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
XCU Capital Corporation, Inc.	Allstate Life Insurance Co	ALFS, Inc.	07/23/99 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity, AIM Lifetime Plus Variable Annuity
XCU Capital Corporation, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	07/23/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Yankee Financial Group	Allstate Life Insurance Co	ALFS, Inc.	06/26/03 12:00 AM		AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity
Yankee Financial Group	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	08/21/99 12:00 AM		Allstate Advisor Preferred 0 - Year, Allstate Advisor Preferred 3 - Year, Allstate Advisor Preferred 5 - Year, Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
Young Stovall & Company	Allstate Life Insurance Co	ALFS, Inc.	09/01/00 12:00 AM	03/16/04 12:00 AM	AIM Lifetime America Classic, AIM Lifetime America Freedom, AIM Lifetime America Regal, AIM Lifetime Enhanced Choice Variable Annuity, AIM Lifetime Plus II Variable Annuity
Young Stovall & Company	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	01/11/05 12:00 AM		Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Putnam Allstate Advisor, Putnam Allstate Advisor Apex
Zions Direct, Inc.	Allstate Life Insurance Co	Allstate Distributors, L.L.C.	03/08/04 12:00 AM		Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred
1st Discount Brokerage, Inc.	Cigna	ALFS, Inc.	02/04/05 12:00 AM		AIM/CIGNA Heritage Variable Annuity
AIG Financial Advisors	Cigna	ALFS, Inc.	10/31/05 12:00 AM		AIM/CIGNA Heritage Variable Annuity
Associated Securities Corp.	Cigna	ALFS, Inc.	03/15/05 12:00 AM		AIM/CIGNA Heritage Variable Annuity
Berthel, Fisher & Co. Fin. Services, Inc.	Cigna	ALFS, Inc.	12/12/01 12:00 AM		AIM/CIGNA Heritage Variable Annuity
BOSC, Inc.	Cigna	ALFS, Inc.	01/17/05 12:00 AM		AIM/CIGNA Heritage Variable Annuity
Butler Freeman Tally Financial Group LLC	Cigna	ALFS, Inc.	08/04/05 12:00 AM		AIM/CIGNA Heritage Variable Annuity
Cambridge Investment Research	Cigna	ALFS, Inc.	07/17/00 12:00 AM		AIM/CIGNA Heritage Variable Annuity
Colonial Brokerage, Inc.	Cigna	ALFS, Inc.	09/11/04 12:00 AM		AIM/CIGNA Heritage Variable Annuity
Commonwealth Financial Network	Cigna	ALFS, Inc.	12/18/01 12:00 AM		AIM/CIGNA Heritage Variable Annuity
Empire Financial Group, Inc.	Cigna	ALFS, Inc.	07/09/02 12:00 AM		AIM/CIGNA Heritage Variable Annuity
Ensemble Financial Services, Inc.	Cigna	ALFS, Inc.	10/31/03 12:00 AM		AIM/CIGNA Heritage Variable Annuity
Feltl & Company	Cigna	ALFS, Inc.	10/20/04 12:00 AM		AIM/CIGNA Heritage Variable Annuity
FBC Securities Corporation	Cigna	ALFS, Inc.	12/13/01 12:00 AM		AIM/CIGNA Heritage Variable Annuity
Geneos Wealth Management, Inc.	Cigna	ALFS, Inc.	04/10/03 12:00 AM		AIM/CIGNA Heritage Variable Annuity
Great American Advisors, Inc.	Cigna	ALFS, Inc.	03/16/05 12:00 AM		AIM/CIGNA Heritage Variable Annuity
GWN Securities Inc.	Cigna	ALFS, Inc.	12/07/05 12:00 AM		AIM/CIGNA Heritage Variable Annuity
H & R Block Financial Advisors	Cigna	ALFS, Inc.	03/28/05 12:00 AM		AIM/CIGNA Heritage Variable Annuity
Harris Investor Services, Inc.	Cigna	ALFS, Inc.	10/06/05 12:00 AM		AIM/CIGNA Heritage Variable Annuity
HarrisDirect LLC	Cigna	ALFS, Inc.	03/01/06 12:00 AM		AIM/CIGNA Heritage Variable Annuity
InterSecurities, Inc.	Cigna	ALFS, Inc.	12/13/01 12:00 AM		AIM/CIGNA Heritage Variable Annuity
Investors Capital Corporation	Cigna	ALFS, Inc.	12/13/01 12:00 AM		AIM/CIGNA Heritage Variable Annuity
JB Hanauer & Co.	Cigna	ALFS, Inc.	10/10/01 12:00 AM		AIM/CIGNA Heritage Variable Annuity
Jefferson Pilot Securities Corp.	Cigna	ALFS, Inc.	12/13/01 12:00 AM		AIM/CIGNA Heritage Variable Annuity
LifeMark Securities, Corp.	Cigna	ALFS, Inc.	09/08/04 12:00 AM		AIM/CIGNA Heritage Variable Annuity
Lincoln Financial Advisors Corp.	Cigna	ALFS, Inc.	10/01/07 12:00 AM		AIM/CIGNA Heritage Variable Annuity
Linsco/Private Ledger Corp.	Cigna	ALFS, Inc.	07/25/03 12:00 AM		AIM/CIGNA Heritage Variable Annuity
Main Street Management Company	Cigna	ALFS, Inc.	08/29/00 12:00 AM		AIM/CIGNA Heritage Variable Annuity
Metropolitan Life Insurance Company	Cigna	ALFS, Inc.	12/28/01 12:00 AM		AIM/CIGNA Heritage Variable Annuity
Mid Atlantic Capital Corp.	Cigna	ALFS, Inc.	07/12/02 12:00 AM	03/16/04 12:00 AM	AIM/CIGNA Heritage Variable Annuity
Mid Atlantic Capital Corp.	Cigna	ALFS, Inc.	08/25/04 12:00 AM		AIM/CIGNA Heritage Variable Annuity
Moors & Cabot, Inc.	Cigna	ALFS, Inc.	09/15/99 12:00 AM		AIM/CIGNA Heritage Variable Annuity
Morgan Stanley DW, Inc.	Cigna	ALFS, Inc.	08/04/05 12:00 AM		AIM/CIGNA Heritage Variable Annuity
Mutual Service Corporation	Cigna	ALFS, Inc.	07/25/03 12:00 AM		AIM/CIGNA Heritage Variable Annuity
Parker/Hunter Incorporated	Cigna	ALFS, Inc.	12/12/01 12:00 AM	08/24/05 12:00 AM	AIM/CIGNA Heritage Variable Annuity
Pillar Investment Counsel, Inc.	Cigna	ALFS, Inc.	01/22/04 12:00 AM		AIM/CIGNA Heritage Variable Annuity
Prime Capital Services, Inc.	Cigna	ALFS, Inc.	12/13/01 12:00 AM		AIM/CIGNA Heritage Variable Annuity
ProEquities, Inc.	Cigna	ALFS, Inc.	10/18/99 12:00 AM		AIM/CIGNA Heritage Variable Annuity
Regal Discount Securities, Inc.	Cigna	ALFS, Inc.	07/05/05 12:00 AM		AIM/CIGNA Heritage Variable Annuity
Resource Horizons Group, L.L.C.	Cigna	ALFS, Inc.	02/11/05 12:00 AM		AIM/CIGNA Heritage Variable Annuity
Rhodes Securities, Inc	Cigna	ALFS, Inc.	09/01/04 12:00 AM		AIM/CIGNA Heritage Variable Annuity
Royal Alliance Associates, Inc	Cigna	ALFS, Inc.	08/29/01 12:00 AM	04/16/02 12:00 AM	AIM/CIGNA Heritage Variable Annuity
Royal Alliance Associates, Inc	Cigna	ALFS, Inc.	04/16/02 12:00 AM		AIM/CIGNA Heritage Variable Annuity
Ryan Beck & Co.	Cigna	ALFS, Inc.	08/24/05 12:00 AM		AIM/CIGNA Heritage Variable Annuity

“ I t ’ l l ’ IJiJiJIJIJU uJuh1HhtI tltltttttttt ‘ ‘ “ i i i ’ ’ ’ ’ ’ M i f l I I I I I I f l I iiiiii!Hhii JilihhJJui

Schedule 3(iii) Financial Institution Channel Agreement “FTC Customers means the Persons listed on Annex A attached hereto and their respective successors. “ Customer means any institution in the Financial Institution Channel. (a) Within 90 days from the Closing Date, Administrator will provide to the Company a recommendation for a variable annuity product design, including product specifications and Fund portfolio options, and all materials customarily included for presentation for board of directors’ approval of such a product, which product shall be in substantially the same form as Administrator’s “Lead VA Product” (the“Product Design”) Administrator shall provide the Company with such additional materials for purposes of Company board of directors’ consideration as the Company may reasonably request. In the event of any material breach by Administrator of the obligations set forth in this paragraph (a), the Company may, upon written notice to Administrator, terminate the rights and obligations of the Company and the Administrator under paragraphs (b) through (k) of this Schedule 3(iii). (b) Provided that Administrator fulfills its obligations under (a) above, within 180 days of the Closing Date, the Company shall submit the Prudential Product Design to its board of directors for approval and adoption and shall recommend that its directors approve the issuance by the Company of insurance contracts in the same form as the Prudential Product Design (the“Product” in the Financial Jnstitution Channel upon receipt of applicable Governmental Entity approvals. For the avoidance of doubt, Variable Annuity Contracts issued under this Agreement in the form of the Revised Product shall constitute VA Contracts. (c) Administrator shall prepare for approval by the Company, and transmit on behalf of the Company to the appropriate Governmental Entities, all filings required to obtain approvals to issue Revised Product in all U.S. jurisdictions in which the Company is authorized to issue Variable Annuity Contracts, and shall work, in cooperation with the Company, in good faith to obtain all such required approvals. The Company shall use commercial best efforts to assist Administrator with respect to its making such Governmental Entity filings and obtaining such applicable Governmental Entity approvals. (d) Upon (i) any material breach by the Company of its obligations set forth in this Schedule 3(iii) or (ii) provided that Administrator fulfills its obligations under (a) above, the failure of the board of directors of the Company to approve within 180 days of the Closing Date the Prudential Product Design for issuance by the Company of Revised Product as contemplated by paragraphs (b) above and (e) below, within five days of receiving written notice thereof from Administrator, the Company shall immediately pay Administrator a termination fee of NY B63 22 56.5

$10,000,000 and the rights and obligations of the Company and Administrator under paragraphs (a) through (c) and (e) through (j) of this Schedule 3(iii) shall be deemed terminated unless the parties mutually agree otherwise. (e) If all approvals required for the Company to begin offering the Revised Product in at least 40 states have been obtained within 270 days of the Closing Date, the Company will begin offering the Revised Product in the Financial Institution Channel in all such states beginning on the 270w day following the Closing Date and will continue to offer VA Contracts other than the Revised Product in states in which approvals have not yet been received until such approvals are received. If all approvals required for the Company to begin offering the Revised Product in at least 40 states have not been obtained within 270 days after the Closing Date, Administrator may (i) direct that the Company not begin offering the Revised Product until approvals have been obtained in at least 40 states but continue to offer VA Contracts other than the Revised Product until such time, (ii) direct that the Company begin offering the Revised Product in those states where approvals have been obtained and continue to offer VA Contracts other than the Revised Product in the remaining states, or (iii) upon 90 days’ written notice to the Company, terminate both the rights and obligations of the Company and Administrator under paragraphs (a) through (j) of this Schedule 3(iii) and the offering of VA Contracts by the Company in the Financial Institution Channel pursuant to this Agreement. During the 90-day period referenced in clause (iii) of the preceding sentence, the Company may continue to issue such other VA Contracts in the Financial Institution Channel and Administrator will reinsure and administer such other VA Contracts. (0 If the Company begins offering the Revised Product in accordance with paragraph (e) above, the Company shall continue to offer the Revised Product until the date that is 33 months following the Closing Date and will, after a reasonable transition period, discontinue offering any Variable Annuity Contracts other than the Revised Product pursuant to this Agreement in states in which all approvals have been obtained for the offering of the Revised Product. (g) The date on which the offering of VA Contracts by the Company is terminated in accordance with this Schedule 3(iii) shall be defined as the“3(iii) Termination Date and the period following the Closing Date until the Schedule 3(iii) Termination Date shall be defined as the“Period” (h) Either party may, upon a minimum of 90 days’ notice to the other party, terminate the offering of the VA Contracts by the Company in the Financial Institution Channel pursuant to this Agreement, effective as of the date that is 33 months following the Closing Date or as of any date thereafter. (i) During the Offering Period, Administrator shall assist with the training of the Company’s Financial Institution Channel Wholesalers with respect to the Revised Product if the Revised Product is being offered by the Company. NY B632256.5

(j) Pursuant to and subject to the terms of this Agreement, during the Offering Period Administrator shall produce and develop sales and advertising materials with respect to the Revised Product, if the Revised Product is being offered by the Company. These activities shall be performed pursuant to and subject to the terms of this Agreement. (k) Pursuant to and subject to the terms of this Agreement, Administrator shall administer the Revised Product. (I) Under the arrangements set forth in this Schedule 3(iii), Allstate Distributors, LLC’s registered representatives shall be the direct providers of wholesaling and marketing support services to the Company in the Financial Institution Channel, and Administrator shall administer and provide related support with respect to the Revised Product pursuant to and subject to the terms of this Agreement. All communications between Administrator, its Affiliates and the financial institutions with which the Company has selling agreements with respect to the issuance and distribution of VA Contracts shall be made solely through the Company or its Underwriter, other than (i) communicationsin the ordinary course of business necessary to service such VA Contracts, (ii) with the consent of the Company, (iii) to the extent required by Applicable Law, (iv) in connection with the investigation or resolution of customer complaints or investigations by Governmental Entities or (v) as otherwise agreed to in writing by the parties hereto. (m) From and after the date of this Agreement, Administrator shall not, and shall cause its Affiliates not to, use or disclose, transfer or license to any other person any information relating to any FTC Customer or any retail or institutional customer of any FTC Customer obtained by Administrator or such Affiliates pursuant to or in connection with the arrangements set forth in this Schedule 3(iii), except (i) to the extent required for Administrator and such Affiliates to perform their obligations hereunder, (ii) as required by Applicable Law, (iii) as expressly permitted hereby, or (iv) as otherwise agreed by the parties in writing. (n) During the Offering Period, Administrator shall not, and shall cause its Affiliates not to, directly or indirectly, solicit, approach, enter into negotiations with or take any other action intended to establish or enter into selling agreements providing for the distribution of Variable Annuity Contracts with the Excluded FIC Customers, except (i) to the extent required for Administrator and such Affiliates to perform their obligations hereunder, (ii) as required by Applicable Law, (iii) as expressly permitted hereby, or (iv) as otherwise agreed by the parties in writing. In the event of Administrator’s breach of the covenant set forth in the preceding sentence, the Company shall be permitted to enter into a private label annuity product arrangement with an unaffiliated manufacturer of Variable Annuity Contracts to provide a competing Variable Annuity Contract to be distributed through the Excluded FIC Customer with respect to which such covenant was breached. -3- NYB632256.5

(o) During the Offering Period, subject to the last sentence of the preceding paragraph, the Company and its Affiliates will not distribute any Variable Annuity Contracts in the Financial Institution Channel other than VA Contracts. (p) For purposes of this Schedule 3(iii). references herein to “Administrator” shall be deemed to include “Administrator and its Affiliates”. (q) For avoidance of doubt, Section 2.10(a) of the Selling Agreement shall apply to the VA Contracts distributed in the Financial Institution Channel and Section 5.1(g) of the Selling Agreement and Sections 8.05(b) and 8.05(c) of the Master Transaction Agreement shall apply to the information relating to the holders of the VA Contracts distributed in the Financial Institution Channel. The provisions of this paragraph shall continue in effect for the period specified in such Sections 2.10(a) and 5. 10(g) of the Selling Agreement and Sections 8.05(b) and 8.05(c) of the Master Transaction Agreement notwithstanding the earlier termination of other provisions of this Schedule 3(iii), including the termination of the Offering Period. -4- NYB632256.5

Annex A Excluded FIC Customers HSBC Securities (USA) Inc. S untrust Investment Services, Inc. US Bancorp Investments, Inc. Citibank, F.S.B. -5- NYB632256.5